As filed with the Securities and Exchange Commission on June 20, 2008
1940 Act File No. 811-22210

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No.	☐
PARTNERS GROUP PRIVATE EQUITY, LLC
(Exact Name of Registrant as Specified in Charter)
450 Lexington Avenue, 39th Floor
New York, NY 10017
(Address of Principal Executive Offices)
(212) 763-4700
(Registrant’s Telephone Number)
Brooks Lindberg
450 Lexington Avenue, 39th Floor
New York, NY 10017
(Name and Address of Agent for Service)
Copy to:
Michael P. Malloy, Esq.
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103-6996
215-988-2700

Subject to Completion, dated June 20, 2008
CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
Partners Group Private Equity, LLC
LIMITED LIABILITY COMPANY INTERESTS
     Partners Group Private Equity, LLC (the “Fund”) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective will be to seek attractive long-term capital appreciation by investing in a globally diversified portfolio of private equity investments. The Fund intends to achieve its objective by investing all or substantially all of its assets in Partners Group Private Equity (Master Fund), LLC (the “Master Fund”), a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Fund. The Master Fund’s investments are expected to include: (i) primary and secondary investments in private equity funds managed by third-party managers; (ii) direct investments in the equity and/or debt of operating companies, frequently alongside professional lead investors; and (iii) listed private equity investments, such as business development companies. The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See “GENERAL RISKS,” “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE” and “INVESTMENT RELATED RISKS” beginning on page ___.
     This confidential private placement memorandum (the “Memorandum”) applies to the offering of limited liability company interests (“Interests”) in the Fund. The Interests will generally be offered as of the first day of each calendar month. No person who is admitted as a member of the Fund (a “Member”) will have the right to require the Fund to redeem its Interest. The information in this Memorandum is not complete and may be changed. This Memorandum is not an offer to sell the Interests and is not soliciting an offer to buy the Interests in any state or jurisdiction where such offer or sale is not permitted.
     If you purchase an Interest in the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this Memorandum.
     Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”
     The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold

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except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Interests from time to time, Interests will not be redeemable at a Member’s option nor will they be exchangeable for Interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Interest. The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.
     This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [          ], 200_, has been filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund,                     , or by calling the Fund at                     . The SAI is incorporated by reference into this Memorandum in its entirety. The table of contents of the SAI appears on page ___ of this Memorandum. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.
     Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.
          GEORGIA SUBSCRIBERS. These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.
You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
     You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.
The date of this Memorandum is [                    ], 2008

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SUMMARY
     This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum, the SAI, and the LLC Agreement.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act, as a non-diversified, closed-end management investment company. The Fund will invest all or substantially all of its assets in the Master Fund, a Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and Strategies	The Fund’s investment objective will be to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments.

The Master Fund’s investments (the “Master Fund Investments”) are expected to include: (i) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); (ii) direct investments in the equity and/or debt of operating companies, frequently alongside Portfolio Fund Managers or other professional lead investors; and (iii) listed private equity vehicles, such as business development companies (including derivatives tied to the returns of such vehicles) (“Listed Private Equity”). For purposes of this Memorandum, (i) Listed Private Equity vehicles that are structured as commingled investment pools are deemed to be Portfolio Funds and (ii) the investment managers of such vehicles, along with the lead investors of direct private equity investments, are deemed to be Portfolio Fund Managers.

To facilitate the investment of the portfolio in a timely manner, it is expected that the Adviser will initially overweight secondary investments in Portfolio Funds, direct investments, and Listed Private Equity. Thereafter, investment selection will be guided by the Adviser’s global relative value analysis, which takes into account changes in the market environment.

The Adviser intends to manage the Master Fund’s commitment strategy with a view towards managing liquidity and maintaining a high level of investment. The commitment strategy is designed to address the fact that commitments to Portfolio Funds are generally not immediately invested. Instead, committed amounts are drawn down and invested over time, as underlying investments are identified by the relevant Portfolio Fund Manager — a process that may take a period of several years. During this period, investments made early in the Portfolio Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve.

Accordingly, the commitment strategy will aim to keep the Master Fund substantially invested where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Interests by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser will utilize a proprietary quantitative model that incorporates historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s investment professionals. See “INVESTMENT PROCESS OVERVIEW—Strategic Asset Allocation.”

The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:
•	Diversifying commitments across several “vintage years” (i.e., the year in which a Portfolio Fund begins investing);

•	Actively managing cash and liquid assets; and

•	Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Interests by investors, the Adviser may sell certain of the Master Fund’s assets on the Master Fund’s behalf.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Master Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To the extent permitted by the Investment Company Act, the Fund and/or the Master Fund may borrow for investment purposes.

There can be no assurance that the investment objective of the Fund or the Master Fund will be achieved or that the Master Fund’s portfolio design and risk monitoring strategies will be successful.

See “INVESTMENT POLICIES.”

Risk Factors
An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS,” “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE,” and “INVESTMENT RELATED RISKS.”

Management
The Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. The Master Fund’s Board of Managers (the “Master Fund Board”), which will initially have the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund. See "MANAGEMENT OF THE FUND AND THE MASTER FUND—The Boards of Managers.” To the extent permitted by applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable Fund, any committee of such board, or, in the case of the Master Fund Board, the Adviser.

The Adviser	Pursuant to an investment management agreement (the

“Investment Management Agreement”), Partners Group (USA), Inc., an investment adviser registered under the Investment Advisers Act of 1940, will serve as the Master Fund’s investment adviser (the “Adviser”).

Fund Administration
Each of the Fund and the Master Fund has retained                      (the “Administrator”) to provide it with certain administrative services. Each of the Fund and the Master Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See “—Fees and Expenses” below.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses), and, through its investment in the Master Fund, a pro rata portion of the operating expenses of the Master Fund. A more detailed discussion of the Fund’s expenses can be found under “FUND AND MASTER FUND EXPENSES.”

Investment Management Fee. The Fund will bear a proportionate share of the investment management fee (the “Investment Management Fee”) paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Master Fund will pay the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. The Investment Management Fee will be paid to the Adviser out of the Master Fund’s assets, and will therefore decrease the net profits or increase the net losses of the Fund. See “INVESTMENT MANAGEMENT FEE.”

Servicing Fee. The Fund will pay the Adviser or one of its affiliates, in its capacity as the servicing agent (the “Servicing Agent”), a monthly servicing fee (the “Servicing Fee”), equal to 0.70% on an annualized basis of the Fund’s net asset value as of each month-end. The Servicing Fee will be paid to the Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.

The Adviser is also entitled to receive a performance-

based Incentive Allocation (as defined below) if certain conditions are met. See “—Incentive Allocation” below.

Administration Fee. The Fund will pay the Administrator a [monthly] administration fee equal to                     % (___% on an annualized basis) of the Fund’s net asset value (prior to reduction for any Incentive Allocation or Servicing Fee) (the “Fund Administration Fee”). In addition, the Master Fund will pay the Administrator a monthly administration fee equal to ___% (___on an annualized basis) of the Master Fund’s net asset value (prior to reduction for any Investment Management Fee) (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”). Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund. The Fund and the Master Fund will also reimburse the Administrator for certain out-of-pocket expenses. See "ADMINISTRATION.”

The Fund’s expenses incurred and to be incurred in connection with the initial offering of Interests (the “Initial Closing”) will be amortized by the Fund over the 12-month period beginning on the commencement of operations. The Master Fund’s expenses incurred and to be incurred in connection with the initial offering of Master Fund Interests (the “Initial Master Closing”) will be amortized over the 12-month period beginning on the commencement of operations. See “FUND AND MASTER FUND EXPENSES.”

Allocation of Profit and Loss
The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of investments) will be credited to or debited against the capital accounts of the Members at the end of each accounting period (as described in “CAPITAL ACCOUNTS AND ALLOCATIONS”) in accordance with their respective “investment percentages” as of the start of such period. The investment percentage for each Member will be determined by dividing, as of the start of an accounting period, such Member’s capital account balance (other than the balance in the Incentive Allocation Account (as defined below)) by the sum of the balances of the capital accounts

(other than the Incentive Allocation Account) of all Members of the Fund, as adjusted for any capital contributions and repurchases of Interests as of the beginning of such accounting period. See “CAPITAL ACCOUNTS AND ALLOCATIONS.”

Incentive Allocation
At the end of each calendar quarter, an incentive allocation (the “Incentive Allocation”) of 10% of the excess, if any, of each Member’s allocable share of the net profits of the Fund for the quarter over the then balance, if any, of the relevant Member’s Loss Recovery Account (as defined below) will be debited from such Member’s capital account and credited to a capital account of the Adviser maintained solely for the purpose of being allocated the Incentive Allocation (the “Incentive Allocation Account”).

The Fund will maintain a memorandum account for each Member (each, a “Loss Recovery Account”), which has an initial balance of zero and is (1) increased upon the close of each calendar quarter of the Fund by the amount of the relevant Member’s allocable share of the net losses of the Fund for the quarter, and (2) decreased (but not below zero) upon the close of each calendar quarter by the amount of such Member’s allocable share of the net profits of the Fund for the quarter.

Distributions
It is expected that distributions of cash will generally not be made to Members. However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion. Whether or not these distributions are made, however, each Member will generally be liable each year for applicable federal, state and local income taxes on the Member’s allocable share of the Fund’s taxable income, including income that flows up to the Fund from pass-through entities in which the Master Fund has invested.

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). To qualify, a natural person must generally have (i) a net worth of $1,500,000, or (ii) $1,000,000 and have at least $750,000 of his or her assets under the investment management of the Adviser or its affiliates, and a company must generally have total assets in excess of $5,000,000. In addition, Interests are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Members who request to purchase additional Interests will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase. See “ELIGIBLE INVESTORS.”

Purchasing Interests
The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $[1,000]. However, the Fund, in its sole discretion, may accept investments below these minimums.

Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any offering, funds received from prospective investors will be placed in an escrow account with                     , the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Master Fund and allocated pro-rata among Members.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase an Interest in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Interests at any time. Additional information regarding the subscription process is set forth under “PURCHASING INTERESTS.”

The Closing Date of the Initial Offering	The Initial Offering is expected to occur on or about [ ], 2008 (or such earlier or later date as the Adviser may determine).

Repurchases of Interests
No Member will have the right to require the Fund to redeem its Interest (or any portion thereof) in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by the Members. However, because all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Interests unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

The Adviser anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on or about [January 1, 2009], and thereafter quarterly on or about each January 1, April 1, July 1 and October 1. It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.

The Master Fund will make repurchase offers, if any, to all of the Master Fund’s members, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers.

Subject to the conditions described above, any repurchases of Interests will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

In determining whether the Master Fund should offer to

repurchase Master Fund Interests from members of the Master Fund pursuant to repurchase requests, the Master Fund Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Board may consider similar factors when determining whether the Fund should offer to repurchase Interests from Members of the Fund.

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests. See “REPURCHASES OF INTERESTS.”

A Member who tenders some but not all of its Interest for repurchase will be required to maintain a minimum capital account balance of $10,000. Such minimum capital account balance requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of an Interest (or portion thereof) from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Interest (or portion thereof). An early repurchase fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See "REPURCHASES OF INTERESTS.”

Transfer Restrictions
A Member may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) its Interest (or a portion thereof) only (1) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Member; or (2) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of an Interest (or a portion thereof) unless the transfer is: (1) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (2) to members of the transferring Member’s immediate family (siblings, spouse, parents or children); or (3) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer an Interest (or a portion thereof), the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Member and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF INTERESTS.”

Taxes
Each of the Fund and the Master Fund will receive an opinion of counsel that, for federal income tax purposes, it will be treated as a partnership and not as an association taxable as a corporation, and also that based on a “facts and circumstances” analysis, it will not be treated as a publicly traded partnership taxable as a corporation. As noted above, each Member will be required to include in the Member’s U.S. federal taxable income the Member’s allocable share of the Fund’s taxable income each year, regardless of whether the Fund makes a distribution to the Member in that year. In addition, for a variety of reasons, a Member’s allocation of taxable income of the Fund in any year may be more or less than the amount of net profits allocated to the Member’s capital account for that year. For the reasons described above and because, among other things, the Fund is not obligated to make distributions, Members may recognize substantial amounts of taxable income in each year, the taxes on which are substantially in excess of any distributions from the Fund.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “CERTAIN TAX CONSIDERATIONS.”

Investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase, ownership and disposal of an Interest in the Fund and/or the filing requirements, if any, associated with the purchase, ownership and disposal of an Interest in the Fund.

ERISA Plans and Other Tax-Exempt Entities
Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, and Keogh plans, may purchase Interests in the Fund. The Fund’s assets should not be considered to be “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

Because the Fund, the Master Fund and the Portfolio Funds may incur debt in connection with the purchase of securities, futures and other investments, and because some of the investments of the Master Fund and the Portfolio Funds may be in pass-through entities that conduct trades or businesses, the Fund may generate income that is taxable to its tax-exempt Members as unrelated business taxable income (“UBTI”). A tax-exempt Member may also recognize UBTI if it incurs indebtedness to finance its investment in the Fund. The risk of UBTI may make an investment in the Fund undesirable for certain types of tax-exempt entities, including charitable remainder trusts.

An investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund. See “CERTAIN TAX CONSIDERATIONS.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members
Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Master Fund Investments. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO MEMBERS.”

Fiscal Year	The Fund’s fiscal year is the 12-month period ending on March 31.

SUMMARY OF FUND EXPENSES
     The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly. Members will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

MEMBER TRANSACTION EXPENSES
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (1)	2.00%

ANNUAL EXPENSES (as a percentage of net asset value, except as noted) AND INCENTIVE ALLOCATION
Investment Management Fee (2)	1.25%
Servicing Fee (3)	0.70%
Other Expenses (including the Fund’s and the Master Fund’s initial offering expenses) (4)	—%
Acquired Fund (Portfolio Fund) Fees and Expenses (5)	—%
Incentive Allocation to the Adviser (6) (as a percentage of net profits)	10%

Total Annual Expenses (not including any Incentive Allocation and including the Fund’s initial offering expenses)	—%

(1)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Member’s Interest (or portion thereof) at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of the Interest (or portion thereof). An early repurchase fee payable by a Member may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Member. See “REPURCHASES OF INTERESTS.”

(2)	The Investment Management Fee is payable by the Master Fund, but will be borne indirectly by Members as a result of the Fund’s investment in the Master Fund. The Investment Management Fee is equal to 1.25% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. See “INVESTMENT MANAGEMENT FEE” for additional information.

(3)	See “INVESTOR AND FUND SERVICING AGENT” for additional information.

(4)	Because the Fund and the Master Fund are recently organized, Other Expenses (as defined below) is an estimate based on aggregate net assets of $250 million in the Fund and aggregate net assets of $500 million in the Master Fund.

(5)	Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Master Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. Historically, a substantial majority of the direct/co-investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees”, i.e. free of the management fees and performance/incentive fees or allocations that are typically charged by the Portfolio Fund Managers of Portfolio Funds.

(6)	At the end of each calendar quarter of the Fund (and at certain other times), the Adviser will be entitled to receive an Incentive Allocation equal to 10% of the excess, if any, of the net profits of the Fund that have been credited to the capital account of each Member over the then balance of the Member’s Loss Recovery Account. See “CAPITAL ACCOUNTS AND ALLOCATIONS—Incentive Allocation.”
     The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated contributions to the Fund and the Master Fund and anticipated expenses for the first year of the Fund’s and the Master Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund and the Master Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund and the Master Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “INVESTOR AND FUND SERVICING AGENT,” “FUND AND MASTER FUND EXPENSES,” “REPURCHASES OF INTERESTS,” and “PURCHASING INTERESTS.”
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests.
EXAMPLE

You Would Pay the Following Expenses Based on a $1,000
Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years
	$	$
     The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Allocation.

USE OF PROCEEDS
     The proceeds from the sale of the Interests of the Fund, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in the Master Fund as soon as practicable after receipt of such proceeds by the Fund. The Fund expects that such proceeds will be invested by the Master Fund in accordance with the Fund’s and the Master Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds by the Master Fund, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING INTERESTS—Purchase Terms.” Delays in investing the Master Fund’s assets may occur because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, or due to the time required for Portfolio Fund Managers to invest the amounts committed by the Master Fund.
     Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s and the Master Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, each of the Fund or the Master Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.
INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
     The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diversified private equity portfolio. In particular, the Fund’s objective is to earn superior risk-adjusted returns by systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer the most attractive relative value at a given point in time. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private equity industry, resulting in a favorable return pattern relative to traditional funds of funds, or vehicles that focus solely on a narrow segment of the market, such as listed private equity.
     It is intended that the Fund will provide Members (through the Fund’s investment in the Master Fund) with asset allocation services and access to private equity investments that are typically only available to large institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack private equity exposure. Within such portfolios, the Adviser believes the Fund may serve as a stand-alone private equity holding, or as the core of a more extensive investment strategy that includes additional private equity funds and/or additional alternative asset classes such as real estate, hedge funds, commodities and natural resources.

Investment Strategies
     The principal elements of the Adviser’s investment strategy include (i) strategically allocating the assets of the Fund across the broad private equity market; (ii) seeking to secure access to attractive investment opportunities; (iii) selecting the investments that are believed to offer superior relative value; (iv) seeking to manage the Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (v) seeking to manage risk through ongoing monitoring of the portfolio.
•	Asset Allocation. Just as in public equity markets, asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Adviser will define a strategic asset allocation that seeks to benefit from long-term diversification of the Fund’s investments through exposure to different geographic markets, Portfolio Fund Managers, investment types and vintage years.

•	Access. In many segments of the private equity market, it is not enough to identify promising investments — access is required. The Fund will seek to provide Members with access to Portfolio Funds and direct investments that are closed to new investors from time to time, or are generally unavailable to the investing public due to resource requirements, regulatory restrictions and high investment minimums.

•	Relative Value Analysis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall private equity market. The Adviser will monitor developments in the private equity industry, and conduct a semi-annual overview of the return potential and relative value of various market segments. Based on the outcome of this review and the strategic asset allocation, the Adviser will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities.

•	Commitment Strategy. Private equity investments are complicated by the fact that commitments to Portfolio Funds are generally not immediately invested. Instead, committed amounts are drawn down and invested over time, as underlying investments are identified by the relevant manager — a process that may take a period of several years. The Adviser will seek to address this challenge using a commitment strategy designed to maintain a high investment level.

•	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the managers with whom it invests, and to monitor the performance of individual partnerships and the value of individual portfolio companies. By tracking commitments, capital calls, distributions, valuations and other pertinent details, the Adviser’s professionals will seek to recognize potential issues and to take appropriate action.

PRIVATE EQUITY MARKET OVERVIEW
Private Equity Asset Class
     Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.
     Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund, typically according to a pre-defined investment strategy. The fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.
     The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.
     Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to dedicate several percentage points of their overall portfolios to private equity.
Private Equity Investment Types
•	Primary investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity groups raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading funds are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential for investment success.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve”, in which the net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions. Primary investments are usually ten to twelve years in duration.

•	Secondary investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. The Adviser distinguishes between two kinds of secondary investment: manager secondaries and financial secondaries. Manager secondaries are secondary investments in funds that are generally two to five years old and less than 70% invested, where the fund manager is still making new investments and cultivating existing investments. As a result, and similar to primaries, the manager’s ability to create value remains a key to investment success (hence the term, “manager” secondaries). Manager secondaries are usually five to ten years in duration.

Financial secondaries are secondary investments in funds that are generally more than five years old and more than 70% invested. In contrast to manager secondary investments, funds purchased as financial secondaries typically hold several mature portfolio companies, and expect to make few or no new investments. Instead, the fund manager’s focus is on cultivating and exiting existing investments. Thus, success in financial secondary investing is driven primarily by the financial analysis of the existing portfolio, the price paid and the market environment, rather than on the fund manager’s ability to create additional value (hence the term, “financial” secondaries). Financial secondaries are usually less than six years in duration.

Secondary investments play an important role in a diversified private equity portfolio. By their nature, secondaries may exhibit little or none of the J-curve characteristics associated with primary investments, and may provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants.

•	Direct investments. Direct investments involve taking an interest in securities issued by an operating company. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead and co-investors collectively hold a controlling interest. Private equity fund managers may offer such opportunities when a particular transaction is large relative to their available capital, or to involve new investors that have particular skills or contacts. Direct investments may vary in duration, but usually are exited within two to six years.

In contrast to traditional private equity fund investments (which require a commitment to a largely unknown portfolio), direct investments represent opportunities to invest in specific situations involving particular companies and industries. Accordingly, investors benefit from the sourcing, negotiation and structuring skills of the lead investor, while maintaining the ability to independently analyze each investment opportunity.

Direct investments can also represent excellent value for private equity investors. When offering direct investment opportunities, most fund managers do not levy the management fees or carried interest that is charged when the same investments are made through a fund (although such terms are typically reserved for large institutional investors that have an extensive relationship with the relevant manager). For investors that have access, direct investments can help to build a diversified portfolio at a lower cost than traditional fund investments and, by eliminating a fee layer, at a significantly lower cost than funds of funds.

•	Listed private equity. Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration.

Listed private equity occupies a small niche within the public equity universe, and there are few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data is available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies, and may offer opportunities to specialists that can value the underlying private equity investments.

Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to private equity funds and direct investments, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to efficiently adjust the investment level of their portfolios.
Private Equity Financing Stages
     In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics, and play different roles within a diversified private equity portfolio. Broadly speaking, private equity funds can be broken down into three financing stages: buyout, venture capital and special situations. These categories may be further subdivided based on the different types of strategies that funds may employ.
•	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout funds may range from as little as $100 million to over $20 billion in size, roughly corresponding to an investment focus on small-, mid- or large-capitalization companies. Collectively, buyout funds represent a substantial majority of the capital raised in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for the target company.

•	Venture capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital funds may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

•	Special situations. A broad range of investments including mezzanine, distressed debt, energy/utility investing and turnarounds may be classified as special situations. The majority of the Fund’s special situations investments will be in mezzanine funds, which make investments in subordinated debt or preferred stock, possibly in combination with warrants on the company’s common stock. The value drivers and cash flow characteristics of special situations investments are frequently distinct from those of other private equity investments, complementing a buyout and venture capital portfolio.
INVESTMENT PROCESS OVERVIEW
Strategic Asset Allocation
     The investment process begins with strategic asset allocation, which is designed to provide a framework for the Master Fund’s long-term diversification. The strategic asset allocation addresses various dimensions of the global private equity market, such as: (i) primary, secondary, direct and listed private equity investments; (ii) buyout, venture capital, mezzanine and other special situations; and (iii) investments focused in North America, Europe, Asia and/or Emerging Markets. In addition, a commitment strategy is defined for the Master Fund. While the principal aims of the commitment strategy are to manage liquidity and maintain a high investment level over time, it also provides for diversification over vintage years and with respect to individual Portfolio Fund Managers. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.

     Because of the distinct cash flow characteristics associated with different types of private equity investments, the strategic asset allocation and commitment strategy are closely related and must be concurrently defined. The process is based on both quantitative and qualitative factors, and utilizes a proprietary forecasting model that the Adviser has developed and refined over several years. The model draws on industry data from Thomson Venture Economics and internal information relating to more than 300 individual funds. This information is supplemented by a qualitative assessment of the risk and return potential of different private equity market segments, based on input from the Adviser’s investment professionals.
     With the model, the Adviser seeks to define ranges of possible outcomes using Monte-Carlo simulations and scenario analyses, based on its estimations of private equity probability distributions. Based on its analysis, the Adviser establishes strategic allocation ranges and a corresponding commitment strategy. Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time or other pertinent factors.
     The Master Fund’s initial asset allocation is expected to be as follows:

Range
Investment Type
Primary investments	10-40%
Secondary investments	10-40%
Direct investments	20-50%
Listed Private Equity	0-30%
Cash	0-10%

Financing Stage
Buyout	20-70%
Venture capital	0-20%
Special situations	20-60%

Geographic Region
North America	10-50%
Europe	10-40%
Asia	10-40%
Emerging Markets	0-20%
Relative Value Analysis
     The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private equity market. This relative value analysis is based on general economic developments, such as deregulation, changes in tax or securities law, business cycles, credit spreads, equity multiples, IPO opportunities, etc. In addition, variables specific to the private equity market are typically evaluated, such as the number, quality and accessibility of private equity funds coming to market, the ratio of private equity capital raised to investments made, and the availability of secondaries and direct investments. Based on the outcome of this review, the Adviser will attempt to identify the segments that it believes offer the most attractive investment opportunities, and adjust the Master Fund’s asset allocation targets accordingly.
     The asset allocation targets established from time to time in connection with relative value analysis are intended to serve as a guide for tactical capital allocation decisions within the framework of the strategic asset allocation range. Due to the long-term nature of private equity investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Master Fund Investments may deviate significantly from the initial or subsequent allocation targets established by the Adviser. To facilitate the timely investment of the portfolio, it is expected that the Adviser will initially overweight secondary investments, direct investments, and investments in Listed Private Equity.
Investment Selection
     In the final step of the investment process, the Adviser seeks to invest the capital allocated to each segment in the highest quality investments available within that segment. Opportunities are typically sourced through a network of existing relationships with private equity managers and investors across the globe, and then individually evaluated by the Adviser’s investment professionals using a structured selection process. See “DUE DILIGENCE AND SELECTION OF INVESTMENTS.” As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from the Adviser’s existing private equity portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private equity market.
DUE DILIGENCE AND SELECTION OF INVESTMENTS
     The Adviser follows a structured five-step process to source, evaluate, select and monitor investments for the Master Fund. The Adviser’s investment committee is involved throughout the process, and is responsible for compliance with the strategic asset allocation and for final investment decisions.
     (1) Deal generation. The Adviser typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships with private equity fund managers and investors. Built through the investment activities of its affiliated companies, this network has historically proven to be a rich source of deal flow. In particular, the Adviser believes the broad scope of these private equity investment activities provides a competitive advantage for deal generation, as relationships formed through primary investments can frequently lead to related secondary or direct investment opportunities (and vice versa).

     (2) Pre-selection. The initial screening process for investment opportunities is typically based on a placement memorandum or an introductory meeting. For opportunities that pass the firm’s minimum requirements, a summary and a qualitative analysis of the opportunity are documented in a “first check”. First checks are presented to the investment committee with a proposal on how to proceed. A due diligence deal team is assigned to further analyze opportunities that pass this initial hurdle.
     (3) Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as interviews with key personnel, case studies of select past investments, on-site visits, reference calls and/or track record analysis. The conclusions of this due diligence review are documented in a “preliminary investment recommendation” and submitted to the investment committee, which may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.
     (4) Tax and legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on the Adviser’s analysis and the findings of external professional advisers, the Adviser’s internal legal counsel and a senior investment professional seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the investment committee, which finally approves or declines the investment.
     (5) Portfolio monitoring. Post-investment, the Adviser seeks to monitor the portfolio through ongoing interaction with the managers represented in the Master Fund’s portfolio. This interaction facilitates ongoing portfolio analysis and resolution of issues such as strategy drift, loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, which can be extremely valuable as additional investments with a particular manager are considered.
INVESTMENT POLICIES
Commitment Strategy and Liquidity Management
     The Adviser intends to manage the Master Fund’s commitment strategy with a view towards managing liquidity and maintaining a high investment level. As noted above, commitments to Portfolio Funds are generally not immediately invested. Instead, committed amounts are drawn down and invested over time, as underlying investments are identified by the relevant manager — a process that may take a period of several years. During this period, investments made early in the Portfolio Fund’s life are often realized (generating distributions to the Master Fund) even before the committed capital has been fully drawn.

As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve.
     Accordingly, the commitment strategy will aim to keep the Master Fund substantially invested where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Interests by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser will utilize a proprietary quantitative model that incorporates historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s investment professionals. See “INVESTMENT PROCESS OVERVIEW—Strategic Asset Allocation.”
     The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:
•	Diversifying commitments across several vintage years;

•	Actively managing cash and liquid assets; and

•	Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.
     The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Master Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Interests by investors, the Adviser may sell certain of the Master Fund’s assets on the Master Fund’s behalf.
     There can be no assurance that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the Section entitled “Certain Risk Factors,” for a discussion of the risks associated with the investment strategy and structure of the Fund.
Borrowing by the Fund and the Master Fund
     Each of the Fund and the Master Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Interests or Master Fund Interests, as applicable. In addition, the Master Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Master Fund is subject to the same limitation with respect to borrowing. In determining the amount of the Fund’s asset coverage, the Fund is required to “look through” to the borrowings of the Master Fund. The Investment Company Act also provides that each of the Fund and the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Master Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The Master Fund Board may make similar modifications with respect to the Master Fund. The rights of any lenders to the Fund or the Master Fund to receive payments of interest or repayments of principal will be senior to those of the Members and the Master Fund’s members, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Master Fund.
Additional Methods of Investing in Portfolio Funds; Withdrawal from the Master Fund
     The Master Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Master Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s, and therefore the Fund’s, investment. There can be no assurance that the Master Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund’s, and therefore the Fund’s, value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.
     In the event that the Board determines that it is in the best interest of the Fund, the Board may elect to withdraw all of the Fund’s assets from the Master Fund. Following any such withdrawal, or the dissolution of the Master Fund, the Board may elect, subject to any necessary approval of the Members pursuant to the Investment Company Act, to invest in another pooled investment entity, retain the Adviser to manage the Fund’s assets in accordance with its investment objective, or dissolve the Fund. Any withdrawal by the Fund of its Master Fund Interest will be subject to the Master Fund’s determination to repurchase Master Fund Interests. See “REPURCHASES OF INTERESTS.” The Fund’s investment performance may be adversely affected by a withdrawal of its assets from the Master Fund.
Additional Investment Policies
Hedging Techniques
     From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Master Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
     To the extent that the Master Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Master Fund believe that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund and the Master Fund.
     There are certain risks associated with the use of such hedging techniques. See “INVESTMENT RELATED RISKS—Hedging.”
Temporary and Defensive Strategies
     The Master Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Master Fund and the Fund from achieving their investment objective. In addition, the Master Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Master Fund or other operational needs, or otherwise in the sole discretion of the Adviser. Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs. See “USE OF PROCEEDS.”

GENERAL RISKS
     The following are certain risk factors that relate to the operations and terms of the Fund and the Master Fund.
Recently Organized Fund; Limited Operating History
     The Fund and the Master Fund are recently formed entities and have no independent operating histories upon which prospective investors in the Fund can evaluate their likely performance. Similarly, many of the Master Fund Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Master Fund Investment will be limited. Moreover, even to the extent a Master Fund Investment has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Portfolio Fund Managers that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund and the Master Fund may not be indicative of the results that the Fund and the Master Fund may achieve.
Master-Feeder Structure
     The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund expects to accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the Investment Company Act. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by members of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Members will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Interests in the Fund prior to or at the same time as the members of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interest that is repurchased by the Master Fund and, therefore, the amount of Interests repurchased by the Fund. See “Repurchases of Interests — Interests Not Listed.”
Dependence on the Adviser and the Portfolio Fund Managers
Through the Fund’s interest in the Master Fund, the Fund’s assets will indirectly be invested in the Master Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Members will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, and will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Master Fund. There can be no assurance that the Adviser or the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.
Closed-End Fund; Liquidity Limited to Periodic Repurchases of Interests
     Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund and the Master Fund’s investments will be illiquid.
     The Fund does not intend to list its Interests for trading on any national securities exchange. There is no secondary trading market for the Interests, and none is expected to develop. The Interests are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Interests at their net asset value, and the Adviser intends to recommend that the Board does so on or about January 1, 2009, and thereafter quarterly on or about each January 1 , April 1, July 1 and September 1, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. In addition, the Fund will generally only complete repurchases to the extent that the Master Fund offers to repurchase Master Fund Interests. It is possible that the

Master Fund may be unable to repurchase all of the Interests that the Fund tenders due to the illiquidity of the Fund’s investments or if the Fund and the other investors in the Master Fund request the Master Fund to repurchase more Master Fund Interests than the Master Fund is then offering to repurchase.
     There will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Members whose Interests are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Interests are valued for purposes of such repurchase. Members will have to decide whether to request that the Fund repurchase their Interests without the benefit of having current information regarding the value of Interests on a date proximate to the date on which Interests are valued by the Fund for purposes of effecting such repurchases. See “REPURCHASES OF INTERESTS.”
     Further, repurchases of Interests, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF INTERESTS—Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund. Also, because the Interests will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.
Payment In-Kind For Repurchased Interests
     The Fund generally expects to distribute to the holder of an Interest (or portion thereof) that is repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See “REPURCHASES OF INTERESTS—Periodic Repurchases.” However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. The Fund has the right to distribute securities as payment for repurchased Interests in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive securities that are illiquid or difficult to value from a Portfolio Fund. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s members followed, in turn, by a distribution in-kind to the Fund’s members. In the event that the Fund makes such a distribution of securities, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.
Non-Diversified Status
     The Fund and the Master Fund are “non-diversified” management investment companies. Thus, there are no percentage limitations imposed by the Investment Company

Act on the Fund’s or the Master Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Master Fund Investments are allocated a relatively large percentage of the Master Fund’s assets, losses suffered by such Master Fund Investments could result in a higher reduction in the Master Fund’s, and therefore the Fund’s, capital than if such capital had been more proportionately allocated among a larger number of Master Fund Investments.
Legal, Tax and Regulatory Risks
     Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund and the Master Fund to pursue its investment strategies or achieve its investment objective.
     Certain tax risks associated with an investment in the Fund are discussed in “CERTAIN TAX CONSIDERATIONS.”
Substantial Repurchases
     Substantial requests for the Fund or the Master Fund to repurchase Interests or Master Fund Interests, respectively, could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Interests. See “GENERAL RISKS—Master-Feeder Structure.”
Dilution from Subsequent Offerings of Interests and Master Fund Interests
     The Fund may accept additional subscriptions for Interests as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Members in the Master Fund’s investment portfolio prior to such purchases, which could have an adverse impact on the existing Members’ Interests in the Fund if subsequent Master Fund investments underperform the prior investments. In addition, the Master Fund generally offers Master Fund Interests and accepts additional investments as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing members of the Master Fund, including the Fund, in the Master Fund’s investment portfolio prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing members of the Master Fund, including the Fund, if subsequent Master Fund investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation similarly to the Fund, with such compensation being paid only if gains exceed prior losses (i.e. if the value surpasses a previous “high-water mark”). New sales of Interests will dilute the benefit of such compensation structures to existing Members.

Valuations Subject to Adjustment
     The valuations reported by the Portfolio Fund Managers, based upon which the Master Fund determines its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests in the Fund repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Members under certain circumstances as described in “REPURCHASES OF INTERESTS—Periodic Repurchases” and “CAPITAL ACCOUNTS AND ALLOCATIONS—Reserves.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Interests may be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.
Reporting Requirements
     Members who beneficially own Interests that constitute more than 5% or 10% of the Fund’s Interests will be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to such requirements should consult with their legal advisors.
SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE
     This section discusses certain risks related to the fact that the Master Fund invests in Portfolio Funds.
Investments in the Portfolio Funds Generally
     Because the Master Fund invests in Portfolio Funds, a Member’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Master Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “INVESTMENT RELATED RISKS” below.
Portfolio Funds Not Registered
     The Fund and the Master Fund are registered as investment companies under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. Each of the Fund and the Master Fund is itself subject to these restrictions. However, most of the Portfolio Funds in which the Master Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.
     The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment.
     In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Master Fund will invest generally may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.
     Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s indirect investments in the Portfolio Funds than might normally be available through investments in registered investment company vehicles.
Portfolio Funds Are Generally Non-Diversified
     While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Master Fund and the Fund.
Portfolio Funds’ Securities Are Generally Illiquid
     The securities of the Portfolio Funds in which the Master Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Portfolio Fund interests, the Master Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Master Fund and the Fund.
Portfolio Fund Operations Not Transparent
     The Adviser will not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Master Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Master Fund’s Interests in Portfolio Funds
     The valuation of the Master Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Master Fund and the Fund will establish a joint committee approved by both the Board and the Master Fund Board to oversee the valuation of the Fund’s and Master Fund’s investments (the “Valuation Committee”), which will be comprised of at least one member of the Board and Master Fund Board and one or more representatives of the Adviser. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.
     A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Master Fund to sell its interests in such a Portfolio Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.
     Members should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Master Fund and the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Master Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.
Multiple Levels of Fees and Expenses
     Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, the investor bears asset-based and performance-based fees charged by the Fund and/or the Master Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, sales charges, brokerage transaction expenses, administrative fees, and tender offer expenses) and, indirectly, similar expenses of the Master Fund and the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.
     Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Master Fund and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Members, even if the overall performance of the Master Fund and the Fund is negative. Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Master Fund’s investment, and carried interests are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation.
Inability to Vote
     To the extent that the Master Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Master Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Master Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Master Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Master Fund’s and the Fund’s interests.
     There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Master Fund owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Master Fund and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.
Consortium or Offsetting Investments
     The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Master Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Master Fund’s, and therefore the Fund’s, portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s and the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.
Limitations on Ability to Invest in Portfolio Funds
     Certain Portfolio Fund Managers’ investment approaches presently can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Master Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Master Fund Interests, including as a result of additional sales of Interests by the Fund, would dilute the indirect participation of existing Members with such Portfolio Fund Manager.
     In addition, it is expected that the Master Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds . As a result, the Master Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Master Fund’s assets are not invested in Portfolio Funds, the Fund and the Master Fund may be unable to meet their investment objectives.
Indemnification of Portfolio Funds and Portfolio Fund Managers
     The Master Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Master Fund were required to make payments in respect of any such indemnity, the Master Fund and the Fund could be materially adversely affected.

Termination of the Fund’s Interest in a Portfolio Fund
     A Portfolio Fund may, among other things, terminate the Master Fund’s interest in that Portfolio Fund if the Master Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Master Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.
INVESTMENT RELATED RISKS
     This section discusses the types of investments that may be made, directly or indirectly, by the Portfolio Funds, the Master Fund and the Fund, and some of the risks associated with such investments. It is possible that a Portfolio Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.
Unspecified Investments
     The Adviser has complete discretion to select the Master Fund Investments as opportunities arise. The Fund, and, accordingly, Members, must rely upon the ability of the Adviser to identify and implement Master Fund Investments consistent with the Fund’s investment objective. Members will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments.
Concentration of Investments
     There are no limitations as to the amount of Master Fund assets that may be invested in any one Portfolio Fund, indirectly in any single industry or in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Master Fund’s investment portfolio may at times be significantly concentrated, both as to industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Master Fund’s investment portfolio.
Nature of Portfolio Companies
     The Master Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Defaulted Debt Securities and Other Securities of Distressed Companies
     The Master Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve highly significant risks. High yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. The risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
Control Positions
     The Master Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.
Leverage
     The Portfolio Fund Managers and (subject to applicable law) the Fund and the Master Fund may employ leverage through borrowings or derivative instruments, and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Master Fund Investment would be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund, the Master Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.
Derivative Instruments
     Some or all of the Portfolio Fund Managers and (subject to applicable law) the Master Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Master Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested.
Economic, Political and Legal Risks
     The Master Fund Investments will include direct and indirect investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund and the Master Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, and terrorist attacks.
     Investors should note that the private equity markets in countries where the Master Fund Investments are made may be significantly less developed than the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Master Fund or the Portfolio Funds from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Master Fund and the Portfolio Funds. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.
Currency Risk
     The Master Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund Investments are denominated against the U.S. dollar may result in a decrease the Master Fund’s and the Fund’s net asset value. The Adviser may not hedge the value of investments made by the Master Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Risks Relating to Accounting, Auditing and Financial Reporting, etc
     The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Master Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund and the Master Fund will be using United States generally accepted accounting principles (“U.S. GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Master Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.
In addition, certain of the Master Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting or internal audit procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.
RISKS SPECIFIC TO SECONDARY INVESTMENTS
General Risks of Secondary Investments
     The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires a Portfolio Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g. limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.
Contingent Liabilities Associated with Secondary Investments
     Where the Master Fund acquires a Portfolio Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates
     The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.
Limits of Risks Disclosure
     The above discussions and the discussions in the SAI relating to various risks associated with the Fund and the Interests, the Master Fund, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s and the Master Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.
     In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.
     No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Portfolio Fund will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.
MANAGEMENT OF THE FUND AND THE MASTER FUND
The Boards of Managers
     The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. The Master Fund Board, which will initially have the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund’s members. A majority of each of the Board and Master Fund Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). To the extent permitted by the Investment Company Act and other applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, service providers or, in the case of the Master Fund, the Adviser. See “BOARDS OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund and the Master Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board and Master Fund Board.

The Adviser
     Pursuant to the Investment Management Agreement, Partners Group (USA), Inc., an investment adviser registered under the Investment Advisers Act of 1940, will serve as the Master Fund’s Adviser.
     The Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Master Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund and the Master Fund. See “CONFLICTS OF INTEREST.”
Partners Group
     The Adviser is an affiliate of Partners Group AG (“Partners Group”), a global alternative asset manager specializing in private equity investments. The parent company of the Adviser and Partners Group is listed on the SWX Exchange and has a public market capitalization of approximately USD [•] billion.
     Partners Group and its affiliates manage approximately USD [•] billion in primary, secondary, direct and listed private equity investments for a wide variety of institutional investors worldwide. They employ a broad team of more than [300] people, representing more than [25] nationalities and speaking more than [20] languages. The team is represented through offices in New York, San Francisco, London, Guernsey, Luxembourg, Singapore, Beijing, Tokyo and Sydney, along with Partners Group’s headquarters in Zug, Switzerland. Through various funds and customized investment programs, Partners Group and its affiliates manage more than [300] private equity fund investments and are represented on more than [120] partnership advisory boards. These activities have fostered relationships with leading private equity firms around the globe. The Adviser believes that the Fund and the Master Fund will benefit from the experience and resources available through its affiliation with Partners Group.

Adviser Management Team
     The personnel of the Adviser who will initially have primary responsibility for management of the Master Fund are:
     Andreas Baumann [bio to come]
     Scott Essex [bio to come]
     Jennifer Haas [bio to come]
     Scott Higbee [bio to come]
     Adam Howarth [bio to come]
Investment Management Agreement
     The Investment Management Agreement will become effective as of                     , and will continue in effect for an initial two year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Master Fund by either the Master Fund Board or the Adviser. A discussion regarding the basis for the Master Fund Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Master Fund’s [semi-]annual report for the period ending                     .
     The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Master Fund.

INVESTMENT MANAGEMENT FEE
     Through its investment in the Master Fund, the Fund will bear a proportionate share of the investment management fee (the “Investment Management Fee”) paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. The Investment Management Fee will be paid to the Adviser out of the Master Fund’s assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net asset value means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month.
     A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Interests or Master Fund Interests, including brokers or dealers that may be affiliated with the Adviser.
ADMINISTRATION
     Each of the Fund and the Master Fund has retained the Administrator,                     , whose principal business address is                     , to provide administrative services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an “Administration Agreement”, and together, the “Administration Agreements”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund and the Master Fund, as applicable; (1) maintaining a list of members and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund and the Master Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the fund and tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the fund. The Administrator may from time to time delegate its responsibilities under each of the

Administration Agreements to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.
     In consideration for these services, the Fund will pay the Administrator a monthly administration fee equal to           % (               % on an annualized basis) of the Fund’s net asset value (prior to reduction for any Incentive Allocation and Servicing Fee (each as defined below)) as of each month-end (the “Fund Administration Fee”). In addition, the Master Fund will pay the Administrator a monthly administration fee equal to           % (          % on an annualized basis) of the Master Fund’s net asset value (prior to reduction for any Investment Management Fee) as of each month-end (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”). The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund’s Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account. The Administration Fees will be computed based on the net asset value of the Fund or of the Master Fund, as applicable, as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. The Administrator will also be reimbursed by the Fund or the Master Fund, as applicable, for out-of-pocket expenses relating to services provided to such fund. The Administration Fees and the other terms of the Administration Agreements may change from time to time as may be agreed to by the applicable fund and the Administrator.
     Each Administration Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the fund that is a party thereto, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to such fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for such fund. Each Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the fund that is a party thereto of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, negligence or reckless disregard of its obligations to such fund.
INVESTOR AND FUND SERVICING AGENT
          The Adviser or one of its affiliates serves as the Fund’s investor and Fund servicing agent (in such capacity, the “Investor and Fund Servicing Agent”). Pursuant to the terms of an Investor and Fund Servicing Agreement (the “Servicing Agreement”) that has been approved by the Board, the Investor and Fund Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing various services not required to be performed by the Administrator or other service providers engaged by the Fund, which may include the following: (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Member services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (4) providing other information and Member liaison and related services; (5) assisting in the establishment of Member accounts; (6) providing ongoing account maintenance services to Members, including handling inquiries from Members regarding the Fund; (7) assisting in communicating with Members and providing information about the Fund, Interests owned by Members, repurchase offers and other activities of the Fund; (8) assisting in enhancement of relations and communication between Members and the Fund; (9) handling Member inquiries and calls relating to administrative matters; (10) assisting in the maintenance of the Fund’s records with respect to the Members; (11) assisting the Fund in providing or procuring accounting services for the Fund and Member capital accounts; (12) assisting in the administration of meetings of the Board and its committees and the Members; (13) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Members and the Fund, and the Fund and the Master Fund (or any successor thereto designated by the Fund); (14) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (15) assisting in the periodic updating of the Fund’s Confidential Private Placement Memorandum and statement of additional information, the preparation of proxy statements to Members, and the preparation of reports filed with regulatory authorities; (16) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (17) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (18) providing information and assistance as requested in connection with the registration of the Fund’s Interests in accordance with state securities requirements; (19) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (20) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund.
          In consideration for these services, the Fund will pay the Investor and Fund Servicing Agent a monthly servicing fee (the “Servicing Fee”), equal to 1/12th of 0.70% of the Fund’s net asset value as of each month-end. The Servicing Fee will be paid to the Investor and Fund Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.

          The Servicing Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Investor and Fund Servicing Agent and any partner, director, officer or employee of the Investor and Fund Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investor and Fund Servicing Agent, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund.
CUSTODIAN
                          (the “Custodian”), [an affiliate of the Administrator], serves as the primary custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is                     .
FUND AND MASTER FUND EXPENSES
     Each of the Fund and the Master Fund will pay all of its expenses, or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or the Master Fund. The expenses of the Fund (whether borne directly, or indirectly through, and in proportion to, the Fund’s interest in the Master Fund) include, but are not limited to, any fees and expenses in connection with the offering and issuance of Interests and Master Fund Interests; all fees and expenses reasonably incurred in connection with the operation of the Fund and the Master Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund’s and the Master Fund’s rights in respect of the Master Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Servicing Fee and the Administration Fees; brokerage commissions; interest and fees on any borrowings by the Fund and Master Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel

(including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund and the Master Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s or the Master Fund’s transactions with any custodian or other agent engaged by the Fund or the Master Fund, as applicable; bank services fees; costs and expenses relating to any amendment of the LLC Agreement, the Master Fund LLC Agreement or other organizational documents of the Fund or the Master Fund; expenses of preparing, amending, printing, and distributing Memorandums, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Members or the Master Fund’s members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ or Master Fund members’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board and Master Fund Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund or the Master Fund. The Fund or the Master Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.
     “Extraordinary Expenses” means all expenses incurred by the Fund or Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT—Limitation of Liability; Indemnification"); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.
     The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Master Fund Board and officers of the Master Fund affiliated with the Adviser, and making available, without expense to the Master Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

     The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Master Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Master Fund Investments shall be for the benefit of the Master Fund.
     The Fund’s expenses incurred and to be incurred in connection with the initial offering of Interests will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $                    . The Master Fund’s expenses incurred and to be incurred in connection with the initial offering of Master Fund Interests will be amortized by the Master Fund over the 12-month period beginning on the Master Fund Initial Closing Date and are not expected to exceed $                    . The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Interests, and indirectly certain ongoing offering costs associated with any periodic offers of Master Fund Interests, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund, the Master Fund or the Members.
     The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund and the Master Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly, or indirectly through its investment in the Master Fund. As an indirect investor in the Portfolio Funds through its investment in the Master Fund, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.
     The Fund’s and the Master Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account.
VOTING
     Each Member will have the right to cast a number of votes, based on the value of such Member’s respective capital account, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
     The voting rights of members of the Master Fund will be substantially similar to those of the Members of the Fund. Whenever the Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Members and will vote its Master Fund Interest for or against such matters proportionately to the instructions to vote for or against such matters received from Members. In the event that the Fund does not receive voting instructions from Members, the portion of the Fund’s Master Fund Interest allocable to such Members will be voted in the same proportions as the portion with respect to which it has received voting instructions.
CONFLICTS OF INTEREST
     The Fund may be subject to a number of actual and potential conflicts of interest.
Affiliates
     The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Master Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring an Interest, each Member will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.
     Although the Adviser and its affiliates will seek to allocate investment opportunities among the Master Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Master Fund or will be referred to the Master Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Master Fund.
     The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund or Master Fund. To reduce the possibility that the Fund or Master Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Master Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund or the Master Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
OUTSTANDING SECURITIES
     As of the date of this Memorandum there were no outstanding Interests in the Fund.
REPURCHASES OF INTERESTS
No Right of Redemption
     No Member (or other person holding an Interest or a portion of an Interest acquired from a Member) will have the right to require the Fund to redeem its Interest or any portion thereof. No public market exists for the Interests, and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.
Periodic Repurchases
     The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Interests from Members, including the Adviser and its affiliates, pursuant to written tenders by Members. However, because all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests. Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer for Interests unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.
     The Adviser anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on or about [January 1, 2009], and thereafter quarterly on or about each January 1, April 1, July 1 and October 1. It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.
     The Master Fund will make repurchase offers, if any, to all of the Master Fund’s members, including the Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers.
     Subject to the considerations described above, the aggregate value of Interests to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Interests.

Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interest tendered by each Member.
     In determining whether the Master Fund should offer to repurchase interests therein from its members pursuant to written requests, the Master Fund Board will consider the recommendation of the Adviser. The Master Fund Board or the Board also may consider the following factors, among others, in determining whether to repurchase Interests and the amount of interests therein to be repurchased:
•	whether any members of the applicable fund have requested to tender interests in such fund or portions thereof to the fund;

•	the working capital and liquidity requirements of the applicable fund;

•	the relative sizes of the repurchase requests and the applicable fund;

•	the past practice of the applicable fund in repurchasing interests in such fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	the anticipated tax consequences of any proposed repurchases of interests in the applicable fund; and

•	in the case of the Master Fund Board, the Master Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Portfolio Fund investments), and the availability of information as to the value of its interests in underlying Portfolio Funds.
Procedures for Repurchase of Interests
     Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Interests. The Master Fund is expected to employ substantially similar procedures in connection with the repurchase of Master Fund Interests.
     The Board will determine that the Fund will offer to repurchase Interests (or portions of Interests) pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Members. The amount due to any Member whose Interest (or portion thereof) is repurchased will be equal to the value of the Member’s capital account (or portion thereof being repurchased) based on the Fund’s net asset value as of the Valuation Date (as defined below), after reduction for all fees (including any Investment Management Fee, Servicing Fee, Administration Fees, or Early Repurchase Fee (as defined below)), the Incentive Allocation, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest (or portion thereof) being repurchased. If the Board determines that the Fund will offer to repurchase Interests, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.
     Payment by the Fund upon a repurchase of Interests will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Interests except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Master Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Master Fund’s members. Securities which are distributed in-kind in connection with a repurchase of Interests may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”
     In light of liquidity constraints associated with many of the Master Fund Investments and the fact that the Master Fund may have to liquidate interests in such investments to pay for Master Fund Interests being repurchased in order to fund the repurchase of Interests and due to other considerations applicable to the Fund and the Master Fund, the Fund expects to employ the following additional repurchase procedures:
•	The value of Interests (or portions of Interests) being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the day after the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1.

•	As promptly as practicable after the Expiration Date, the Fund will give to each Member whose Interest (or portion thereof) has been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest (or portion thereof). The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which such Valuation Date occurred.

•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Interest (or portion thereof), determined as of the Valuation Date. The initial Payment will be made on or before the tenth business day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the Initial Payment, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Master Fund Payment Date”). Similarly, when the Fund and other members of the Master Fund request the repurchase of a portion of their Master Fund Interests, the Master Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Master Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of Portfolio Fund interests in order to fund repurchases of Master Fund Interests.

•	The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund and the Master Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•	Notwithstanding anything in the foregoing to the contrary, if a member continues to hold at least 5% of the value of its Interest as of December 31 of the fiscal year ending immediately prior to the fiscal year in which the repurchase was made, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest by the Master Fund in order to fund the repurchase of Interests, such payment may be postponed until 10 business days after the applicable Master Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall decrease such Member’s capital account balance by the amount of any overpayment, or increase such Member’s capital account balance by the amount of any underpayment, as applicable, in each case as promptly as practicable following the completion of such audits and, if applicable, the making of a corresponding adjustment to the Fund’s capital account balance in the Master Fund.
     The repurchase of Interests is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Interests, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.
     Each Member whose Interest (or portion thereof) has been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest (or portion thereof) until the Repurchase Date. Moreover, the capital account maintained in respect of a Member whose Interest (or portion thereof) has been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Member’s capital account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.
     Upon its acceptance of tendered Interests or portions of Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) the portion of the Fund’s Master Fund Interest that the Fund has requested to have repurchased (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests and portions of Interests.
     Payments for repurchased Interests are expected to cause the Fund to request the repurchase of a portion of its Master Fund Interest which, in turn, may require the Master Fund to liquidate portfolio holdings in Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. The Fund and Master Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s or the Master Fund’s, as applicable, operating expenses and impact the ability of the Fund and the Master Fund to achieve their investment objective.
     A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of an Interest (or portion thereof) from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Interest (or portion thereof). Partial Interests tendered for repurchase will be treated as having been repurchased on a “first in — first out” basis. Therefore, the portion of an Interest repurchased will be deemed to have been taken from the earliest capital contribution made by such Member (adjusted for subsequent net profits and net losses) until that capital contribution is decreased to zero, and then from each subsequent capital contribution made by such Member (adjusted for subsequent net profits and net losses) until such capital contribution is decreased to zero. An Early Repurchase Fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.
     Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Interests. However, the Master Fund is permitted to allocate to the Master Fund members, including the Fund, whose Master Fund Interests are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with liquidation of Portfolio Fund interests, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Master Fund members and such charges are imposed on the Master Fund. In the event that any such charges are allocated to the Fund by the Master Fund, the Fund may allocate such charges to the Members whose repurchase tenders resulted in the repurchase of a portion of the Master Fund Interest by the Fund that resulted in such charges.
     A Member who tenders some but not all of the Member’s Interest for repurchase will be required to maintain a minimum capital account balance of $10,000. Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.
     In the event that the Adviser or any of its affiliates holds an Interest (or portion of an Interest) in its capacity as a Member, such Interest (or portion of an Interest) may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.
Mandatory Redemption by the Fund
     In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of an Interest of a Member (or portion thereof), or any person acquiring an Interest from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Interest by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Interest by such Member may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Adviser, or may subject the Fund, the Master Fund or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Member.
TRANSFERS OF INTERESTS
     No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Interests held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).
     Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of an Interest (or portion of an Interest) unless the transfer is: (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.
     Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of an Interest by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is less than $25,000. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
     Any transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Interest or a portion of the Interest so acquired, to transfer the Interest or a portion of the Interest in accordance with the terms of the LLC Agreement and to tender the Interest or a portion of the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the

LLC Agreement. If a Member transfers an Interest with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.
     By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Master Fund, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.
     The Master Fund LLC Agreement has terms regarding transfers of Master Fund Interests by the Master Fund’s members that are substantially similar to those described above.
CALCULATION OF NET ASSET VALUE; VALUATION
     Each of the Fund and the Master Fund will calculate its net asset value as of the close of business on the last business day of each calendar month and the last day of each accounting period (as defined under “CAPITAL ACCOUNTS AND ALLOCATIONS—Capital Accounts”) (each, a “Determination Date”). In determining its net asset value, each of the Fund and the Master Fund will value its investments as of the relevant Determination Date The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date Similarly, the net asset value of the Master Fund will equal the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.
     Because the Fund intends to invest all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund Investments. The Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund and the valuation of the Master Fund Investments on behalf of the Master Fund. The Board and the Master Fund Board have approved valuation procedures for the Fund and the Master Fund, which are in substance identical (the “Valuation Procedures”). See “BOARDS OF MANAGERS AND OFFICERS—Committees of the Boards of Managers—Valuation Committee” in the Fund’s SAI.
     The Valuation Procedures provide that the Master Fund will value its investments in Portfolio Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant Portfolio Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Portfolio Fund Manager’s valuations and the relevant Determination Date.
     In reviewing the valuations provided by Portfolio Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Master Fund values its portfolio. The Adviser and/or the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular Portfolio Fund or direct private equity investment. In accordance with the Valuation Procedures, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Portfolio Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.
     For example, Portfolio Fund Managers may value investments in Portfolio Funds and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Valuation Committee may approve such valuations. In other cases, the Adviser and/or the Valuation Committee may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Master Fund’s investment will be revalued in a manner that the Valuation Committee, in accordance with the Valuation Procedures, determines in good faith best approximates market value. The Master Fund Board will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.
     Notwithstanding the above, the Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Master Fund Board, the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).
     [To the extent the Fund or the Master Fund holds securities or other instruments that are not investments in Portfolio Funds or direct private equity investments, the Fund or the Master Fund, as applicable, will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.
     Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., FT Interactive Data Corp., Merrill Lynch, J.J. Kenny, Lehman, Muller Data Corp., Bloomberg, Reuters or Standard & Poor’s). Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board and the Master Fund Board have determined to approximate fair value. All other instruments held by the Master Fund will be valued in accordance with the Valuation Procedures.]
     If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.
     The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.
     Expenses of the Master Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund’s net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.
     Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net asset value and the Fund if the judgments of the Master Fund Board, the Board, the Valuation Committee, or the Portfolio Fund Managers regarding appropriate valuations should prove incorrect. Also, Portfolio Fund Managers will generally only provide determinations of the net asset value of Portfolio Funds periodically, in which event it will not be possible to determine the Master Fund’s net asset value, and therefore the Fund’s net asset value, more frequently.
CAPITAL ACCOUNTS AND ALLOCATIONS
Capital Accounts
     The Fund will maintain a separate capital account on its books for each Member. Each Member’s capital account will have an opening balance equal to the Member’s initial contribution to the capital of the Fund, and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member, (ii) decreased for any payments upon repurchase or in redemption of all or a portion of the Member’s Interest and for any distributions in respect of such Member, and (iii) increased or decreased by the Member’s allocable share of the net profits or net losses of the Fund for each accounting period (as defined below). A Member’s capital account will also be debited for any Incentive Allocation (discussed below) in respect of such Member and any other amounts debited against the Member’s capital account as described below.
(3)	Members’ capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members’ capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of the Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last day of each fiscal year of the Fund, (2) the last day of each calendar year of the Fund, (3) the day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of an Interest or portion of an Interest by the Fund, or the day preceding the effective date of any redemption of any Interest or portion of an

Interest of any Member or the complete withdrawal by a Member; (5) the day preceding the day on which a substituted Member is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages (as defined below). In addition, the final accounting period shall end on the date the Fund dissolves. An “investment percentage” for each Member will be determined, as of the start of an accounting period, by dividing the balance of the Member’s capital account (other than the Incentive Allocation Account) by the sum of the balances of the capital accounts (other than the Incentive Allocation Account) of all Members, as adjusted for any capital contributions and any repurchases of Interests as of the beginning of such accounting period.
     The Adviser holds non-voting Interests in the Fund in the Incentive Allocation Account solely for the purpose of receiving the Incentive Allocation with respect to the capital account of each Member, and no other allocations of net profits, net losses or other items (other than distributions) are made to or from such accounts. The Adviser may transfer its Interests therein to an affiliate without notice to the Members. See “—Incentive Allocation” below. The Adviser and its affiliates may also invest in the Fund from time to time in which case they will hold separate Interests as Members.
Allocation of Profit and Loss
     Net profits or net losses of the Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members in accordance with the Members’ respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the Fund’s net asset value, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) during an accounting period, adjusted to exclude any changes in the net asset value that are attributable to any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.
Incentive Allocation
     The Adviser will receive an Incentive Allocation, charged to the capital account of each Member as of the last day of each allocation period (as defined below) with respect to such Member, of 10% of the Member’s allocable share of the net profits of the Fund (taking into account any unrealized appreciation or depreciation of investments, but without giving effect to the Incentive Allocation and any item not charged ratably to all Members for the allocation period (as defined below)), if any, over the then balance of the Member’s Loss Recovery Account (as defined below), appropriately adjusted for any partial repurchases or partial transfers of such Member’s Interest.

     An Incentive Allocation will be charged only with respect to any net profits in excess of the positive balance of each Member’s Loss Recovery Account. The Fund will maintain a memorandum account for each Member (each, a “Loss Recovery Account”), which has an initial balance of zero and is (1) increased after the close of each allocation period by the amount of the Member’s allocable share of the net losses of the Fund for such allocation period, and (2) decreased (but not below zero) after the close of each allocation period by the amount of the Member’s allocable share of the net profits of the Fund for such allocation period. Any positive balance in a Member’s Loss Recovery Account will be reduced as the result of a repurchase or certain transfers with respect to the Member’s Interest (or portion thereof) in the Fund in proportion to the reduction of the Member’s capital account attributable to the repurchase or transfer. A transferee of an Interest in the Fund will not succeed to all or any part of the transferor’s Loss Recovery Account, provided that in the case of a transfer in which the transferee will have the same beneficial owner or beneficial owners as the transferor, the transferee will succeed to the Loss Recovery Account (or portion thereof) attributable to the Interest or portion thereof transferred.
     An “allocation period” as to each Member is a period commencing on the admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding allocation period with respect to the Member, and ending on the first to occur of (1) the last day of each fiscal quarter of the Fund, (2) the date of a final distribution pursuant to a liquidation of the Fund, (3) the Valuation Date with respect to any repurchase of the Interest or a portion of the Interest of such Member, or the day preceding the effective date of any redemption of any Interest or portion of an Interest of any Member or the complete withdrawal by a Member, (4) the day preceding the day as of which the Fund admits as a substitute Member a person to whom the Interest or portion of the Interest of such Member has been transferred, or (5) the day as of which the status of the Adviser as such is terminated. Appropriate adjustments will be made to the calculation of the Incentive Allocation for extraordinary circumstances, including for example, if Interests are purchased, repurchased or redeemed intra-month.
     The allocation period with respect to a Member whose Interest in the Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of the Interest so repurchased or transferred, and only the net profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s capital account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the allocation period then ending, and the Member’s Loss Recovery Account shall not be adjusted for such Member’s allocable share of the net losses of the Fund, if any, for the allocation period then ending that are attributable to the portion of the Interest so repurchased or transferred.
     After the close of an allocation period with respect to a Member, and subject to certain limitations, the Adviser may withdraw up to 100% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to its Incentive Allocation Account and debited from such Member’s capital account with respect to such allocation period. The Fund will pay any balance, subject to audit adjustments, as promptly as practicable after the completion of the audit of the Fund’s books. As promptly as practicable after the completion of the audit of the books of the Fund for the year in which allocations to the Incentive Allocation Account are made, the Fund shall allocate to the Incentive Allocation Account any additional amount of Incentive Allocation determined to be owed to the Adviser based on such audit, and the Adviser shall remit to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.
     The Incentive Allocation will be in addition to the performance-based fees or allocations and other fees payable to the Portfolio Fund Managers. The amount of the Incentive Allocation cannot be increased without the approval of a majority of the outstanding voting securities of the Fund. See “VOTING.”
Allocation of Special Items — Certain Withholding Taxes and Other Expenditures
     Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member as of the close of the accounting period during which the Fund paid or incurred those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the Member’s capital account as of the close of the accounting period, then the Member and any successor to the Member’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member
     Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on whose behalf the expenditures or items are paid or incurred or whose circumstances gave rise to such expenditures or items. These charges or items will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by the Fund.
Reserves
     Appropriate reserves may be created, accrued, and charged against net asset value and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the

Board were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.
     If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Interests or portions thereof) that was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior accounting periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.
     Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member’s capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.
     The Master Fund LLC Agreement has terms relating to reserves that are substantially similar to the foregoing.
CERTAIN TAX CONSIDERATIONS
     The following summary describes certain significant U.S. federal income tax consequences of owning Interests to investors that are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds an Interest as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws. In addition, this summary does not address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Interests.
     THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF INTERESTS.

     This summary is based on the Code as in effect on the date of this Memorandum, the U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”), rulings of the U.S. Internal Revenue Service (the “Service”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.
Partnership Status of Fund
     The Fund will receive an opinion of Drinker Biddle & Reath LLP, legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.
     Under Section 7704 of the Code, a “publicly traded partnership” may be taxable as a corporation for federal income tax purposes. A publicly traded partnership is any partnership the interests of which are traded on an established securities market or which are “readily tradable on a secondary market (or the substantial equivalent thereof).” Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market, if taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market. The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests, (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular, and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing. A plan of redemptions, such as the Fund’s plan to repurchase Interests, whereby holders of interests in a partnership have readily available, regular, and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.
     Under the LLC Agreement, transfers of Interests by Members, other than repurchases by the Fund, are generally restricted to “private transfers” and other transfers that cannot cause the Fund to be a publicly traded partnership. The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans. The Fund’s plan to offer to repurchase Interests on at most four days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Interests (or portion thereof being repurchased) as of the Valuation Date, is considerably more limiting than the timing and pricing delay provisions of the redemption plan safe harbor. However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Interests are transferred (exclusive of “private transfers”) during that year. Because the Fund may offer to repurchase more than 10% of the value of the Interests in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.
     Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Interests in the Fund are publicly traded under a facts and circumstances analysis, and the Fund’s transfer restrictions and restricted redemption rights make the position of the Interest holders very different from the economic position that they would have been in if the Interests were traded on a securities market. Based on the foregoing and other relevant considerations, the Fund will receive an opinion, that under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.
     However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership and the opinion of counsel described above will not be binding on the Service or the courts. If it were determined that the Fund was a publicly traded partnership taxable as a corporation, the taxable income of the Fund from and after the time it became a publicly traded partnership would be subject to corporate federal income tax (as well as state and local taxes) when recognized by the Fund. Moreover, distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the Fund’s current or accumulated earnings and profits; and Members would not be entitled to report profits or losses recognized by the Fund.
Status of the Master Fund and of Portfolio Funds
     The Master Fund will receive an opinion of counsel that, for federal income tax purposes, the Master Fund will be treated as a partnership and not as an association taxable as a corporation, and that based on a “facts and circumstances” analysis, similar to that set forth above for the Fund, the Master Fund will not be treated as a publicly traded partnership taxable as a corporation.
Taxation of the Fund, Master Fund and Portfolio Funds
     The Fund, the Master Fund and the entities in which the Master Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the Service, which will report the results of partnership operations. The Fund’s items of income, gain, loss, deduction and credit will include the Fund’s allocable share of the items of income, gain, loss, deduction and credit of the Master Fund and the Master Fund Investments. References below to positions held or transactions effected by the Fund include the Fund’s allocable interest in positions held and transactions effected by the Master Fund and the Master Fund Investments.

     Master Fund Investments that are classified as corporations for federal income tax purposes and are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income. In general, the Master Fund will recognize taxable gain or loss when it disposes of stock in such a corporate Master Fund Investment. Moreover, such a corporate Master Fund Investment will likely be treated as a “passive foreign investment company,” in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the relevant Master Fund Investment, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held. The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of the corporate Master Fund Investment’s income and gain annually. No assurances can be given that such election will be available or that, if available, the Master Fund will make such election.
Taxation of Members
     Each Member will be required to report on the Member’s federal income tax return the Member’s allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member’s taxable year. See “—Allocations of Income, Gain, Loss and Deduction” below. Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly. Members must report and pay taxes on these items regardless of the extent to which, or whether, the Members receive cash distributions from the Fund. Moreover, investments in certain securities, such as original issue discount obligations, market discount obligations, Section 1256 Contracts (as defined below), preferred stock with redemption or repayment premiums, or stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution. See “—Tax Treatment of Fund Investments—In General” and “—Tax Treatment of Fund Investments—’Phantom Income’ from Investments” below. An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on income and gain that is treated as having been deferred. In addition, because the net profits or net losses of the Fund that are allocated to a Member’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member’s share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member’s capital account for that year.
     For the reasons described above and because, among other things, the Fund is not generally obligated, and does not intend, to make distributions, Members may recognize substantial amounts of taxable income in each year, the taxes on which are substantially in excess of any distributions from the Fund.

     Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from or in respect of the Master Fund Investments. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.
     The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items. The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the Members. In certain cases, it is possible that the election would have an adverse effect on the Members.
Tax-Exempt Investors
     Because the Fund, the Master Fund and the Portfolio Funds may incur debt in connection with the purchase of securities, futures and other investments, and because some of the investments of the Master Fund and the Portfolio Funds may be in pass-through entities that conduct trades or businesses, the Fund may generate income that is taxable as unrelated business taxable income (“UBTI”) to tax-exempt investors who invest directly in the Fund, or indirectly through a partnership or other pass-through entity. In addition, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund.
     Tax-exempt organizations and tax-qualified retirement plans, including, among other things, individual retirement accounts, will generally be required to pay income taxes, make estimated income tax payments, and file an income tax returns for any taxable years in which they have UBTI. To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number. A charitable remainder trust that incurs UBTI will be required to pay a 100% federal excise tax on the amount of its UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI, and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI. Additional tax considerations may also be applicable to private foundations and private operating foundations.
     Prospective investors that are individual retirement accounts, charitable remainder trusts, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions to a Withdrawing Member
In General
     Subject to Section 751 of the Code (as discussed below), distributions to a Member by the Fund, other than in liquidation of the Member’s Interest in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member’s adjusted tax basis for the Member’s Interest in the Fund. Any such gain recognized will generally be treated as capital gain.
     On the complete liquidation of a Member’s Interest in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the Member’s Interest in the Fund. If a Member receives cash and other property, or only other property, the Member will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of the Member’s Interest in the Fund. Any gain or loss recognized will generally be treated as capital gain or loss.
     Under Section 751 of the Code, if a Member withdraws any amount of the Member’s capital account, a portion of the cash or other property received in the withdrawal will generally be considered received in exchange for the Member’s allocable share of the “unrealized receivables” (as defined under Section 751(c) of the Code) of the Fund, and the Member will generally recognize ordinary income equal to the amount of that share. For these purposes, accrued but untaxed market discount, if any, on debt securities held by the Fund will be treated as an unrealized receivable.
     The LLC Agreement provides that the Fund may, in its sole discretion, specially allocate items of Fund income and gain or loss and deduction (including short-term capital gain or loss) for a taxable year to a Member who has fully withdrawn the Member’s Interest in the taxable year or who will fully withdraw the Interest as of the first day of the next taxable year, to the extent the Member’s book capital account differs from the adjusted tax basis of the Member’s Interest at the time of the withdrawal, in the Fund’s sole discretion, without taking into account any adjustment to the tax basis of the Interest resulting from any transfer prior to such withdrawal. Such a special allocation is intended to equalize a completely withdrawing Member’s economic and tax basis in the Member’s Interest, and may result in the Member recognizing additional income and gain or loss and deduction (including short-term capital gain or loss) in the Member’s last taxable year in the Fund, or the taxable year immediately preceding the Member’s last taxable year in the Fund, in the case of a Member who withdraws as of the first day of a taxable year, thereby reducing the amount of capital gain or capital loss recognized by the Member on such withdrawal.
Distributions of Property
     A partner’s receipt of a distribution of property from a partnership is generally not taxable. Under Section 731 of the Code, however, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” within the meaning of Section 731(c) of the Code. The Fund will determine at the appropriate time whether it qualifies as an “investment partnership.” Assuming that the Fund so qualifies, if a Member is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.
Allocations of Income, Gain, Loss, Deduction and Credit
     Under the LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member’s capital account for the current and prior taxable years.
     As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a Member who has fully withdrawn the Member’s Interest in the taxable year or who will fully withdraw the Interest as of the first day of the next taxable year to the extent the Member’s book capital account differs from the adjusted tax basis of the Member’s Interest at the time of the redemption. The Fund may also, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction (consisting of a pro rata portion of each such item, to the extent possible) to the Adviser, if it withdraws any amount from its Incentive Allocation Account, to the extent the Adviser would recognize gain or loss on the withdrawal. If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing Member, the Fund’s taxable income and gain allocable to the remaining Members will be increased. There can be no assurance that, if the Fund makes such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund’s items of income and gain or loss and deduction, as the case may be, allocable to the remaining Members will be increased. If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing Member, the Fund’s income and gain allocable to the remaining Members will be increased.
Tax Treatment of Fund Investments
In General
     Subject to the treatment of certain transactions and the mark-to-market election described below, the Fund expects that its gains and losses from securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position was held and, in some cases, upon the nature of the transaction. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale”

transactions and to certain futures contracts, certain foreign currency forward contracts and certain option contracts may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.
     The Master Fund may make investments through the use of derivative contracts such as swaps that may involve payments that would give rise to ordinary income or expense rather than be taken into account in computing gains and losses. In respect of any such expenses, see “—Deductibility of Fund Investment Expenditures” below. The federal income tax treatment of derivative contracts in which the Master Fund invests may be unclear, and there is no assurance that the tax treatment accorded those contracts by the Master Fund will be respected by the Service or a court reviewing the matter. In the event of a successful challenge by the Service, Members’ taxable income from the Fund may be increased and the treatment of certain gains as long-term capital gains may be disallowed.
     Additionally, the Fund will recognize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with “original issue discount.” In such case, the Fund will be required to include amounts in taxable income on a current basis even though receipt of such amounts occurred in a subsequent year. The Fund may also acquire debt obligations with “market discount.” Upon disposition of a market discount obligation, the Fund generally will be required to treat gain recognized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund or, alternatively, if a certain election is made, market discount generally will be included in income currently, as interest income, as the market discount accrues during such period. The Fund may recognize ordinary income or loss with respect to the Fund’s investments in partnerships engaged in a trade or business. Gain and loss on foreign currencies, and on debt instruments, receivables and liabilities that are denominated in a foreign currency and that result from fluctuations in exchange rates, will also generally constitute ordinary income and loss. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income. Under Section 1256 of the Code, certain futures contracts, certain foreign currency forward contracts and certain option contracts (collectively, “Section 1256 Contracts”) must be marked to market annually, and any gain or loss thereon, generally, is characterized as short-term capital gain or loss to the extent of 40% thereof and as long-term capital gain or loss to the extent of 60% thereof.
“Phantom Income” from Investments
     Pursuant to various “anti-deferral” provisions of the Code (the “controlled foreign corporation” and “passive foreign investment company” provisions), investments (if any) by the Master Fund in certain foreign corporations may cause a Member to (i) recognize income and gain prior to the Master Fund’s receipt of distributable proceeds, (ii) pay a deferred tax and interest charge on income and gain that are deemed as having been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

     If the Master Fund acquires shares in a passive foreign investment company (a “PFIC”), the Master Fund may make a mark-to-market election or a qualified electing fund (“QEF”) election with respect to those shares. These elections generally result in a shareholder of a PFIC recognizing income each year to the extent of appreciation in the PFIC shares (in the case of a mark-to-market election) or earnings of the PFIC (in the case of a QEF election). In either such case, the recognition of income by the Master Fund may not be accompanied with any cash distribution by the PFIC or cash proceeds from a sale of PFIC shares.
Deductibility of Fund Investment Expenditures
     Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income. Moreover, expenses that are miscellaneous itemized deductions are not deductible by a noncorporate taxpayer in calculating alternative minimum tax liability. The preceding limitations on deductibility do not apply to deductions attributable to a trade or business. The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.
     At the end of each taxable year, the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions. The Adviser, in the case of the Master Fund, and the manager or other authorized person, in the case of each Portfolio Fund classified as a partnership for federal income tax purposes, will make this determination for the applicable entity. There can be no assurance that the Service will agree with these determinations.
     Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, including amounts paid in respect of certain swaps and other derivative contracts, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized. Moreover, syndication expenses of the Fund (consisting of expenses attributable to the sales of Interests), which are required to be capitalized for U.S. federal income tax purposes, are not amortizable for tax purposes.
     No deduction is allowed for any sales charge paid by a Member to acquire an Interest; instead, any such fees will be included in the Member’s adjusted tax basis for the Interest.
     Under Section 163(d) of the Code, “investment interest” expense of a noncorporate taxpayer (including a partner’s allocable share of any such expense incurred by a partnership) is deductible only to the extent of the taxpayer’s “net investment income” (including a partner’s allocable share of any net investment income of a partnership). For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates. Interest expense incurred by the Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.
Losses
     A Member may deduct the Member’s allocable share of the Fund’s losses only to the extent of the adjusted tax basis of the Member’s Interest in the Fund and only to the extent of the Member’s amount “at risk” in the Fund as computed under Section 465 of the Code. Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.
Application of Rules for Income and Losses from Passive Activities
     The Code limits the deductibility of losses from a “passive activity” against income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Income or loss from securities and commodities trading (including trading in foreign currencies) or investing activity generally will not constitute income or loss from a passive activity. Therefore, passive activity losses from other sources generally will not be deductable against a Member’s share of such income and gain.
Tax Elections; Returns; Audits
     The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. The Fund or the Master Fund, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of recently enacted legislation, however, downward basis adjustments of this sort are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances. The Fund and the Master Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments.
     Each partnership decides how to report the tax items on its information returns, and all partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the federal partnership income tax returns of the Master Fund are audited by the Service, the tax treatment of the Master Fund’s income and deductions generally will be determined at the Master Fund level in a single proceeding rather than by individual audits of the Members. The Adviser, who is designated as the “Tax Matters Partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner will generally have the authority to extend the statute of limitations relating to all Members’ tax liabilities with respect to Master Fund and Fund items and to bind certain Members to settlement agreements. Similar partnership-level procedures will also generally apply in the event of an audit by the Service of the federal income tax returns of a Portfolio Fund or of an operating company in which the Master Fund or a Portfolio Fund invests if that operating company is treated as a partnership for federal income tax purposes.
Tax Return Disclosure and Investor List Requirements
     Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a “reportable transaction.” A transaction will be a “reportable transaction” if it is described in any of several categories of transactions, which include transactions that result in the incurrence of a loss or losses exceeding certain thresholds, that result in the existence of significant book-tax differences or that, in certain circumstances, are offered under conditions of confidentiality. The Service has issued Revenue Procedures that may exempt many of the Master Fund’s transactions from the loss and book-tax difference categories of reportable transactions. Nevertheless, Members may have disclosure obligations with respect to their indirect participation in reportable transactions through their investment in the Fund, particularly in respect of losses on certain foreign currency transactions. The Fund shall use reasonable efforts to provide any information needed by a Member to satisfy such disclosure obligations. In addition, a Member may have disclosure obligations with respect to its Interest in the Fund if the Member engages in a reportable transaction with respect to its Interest in the Fund. Members should consult with their own tax advisors concerning such possible disclosure obligations. Moreover, Members should be aware that if the Master Fund engages in any “reportable transactions,” the Master Fund itself would be obligated to disclose these transactions to the Service, and the Master Fund’s advisers might be required to also disclose these transactions to the Service and to provide a list of investors to the Service if the Service so requests. Recently enacted legislation imposes significant penalties for failure to comply with these disclosure requirements.
State and Local Taxes
     Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund. In addition to being taxed in his or her own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund, the Master Fund or the Portfolio Funds that are treated as partnerships operate. The Fund may be required to withhold state and local taxes on behalf of the Members. Any amount withheld generally will be treated as a distribution to each particular Member. However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the other jurisdictions. Further, the Fund, the Master Fund and the Portfolio Funds may be subject to state and/or local taxes.
Foreign Taxation
     In general, the manner in which the Master Fund and its income will be subject to taxation in the various countries in which the Master Fund conducts investment activities will depend on whether the Master Fund is treated as having a trade or business in the particular country. To the extent that the Master Fund, either directly or through Portfolio Funds, invests in an operating company that conducts a trade or business in a particular country, the Master Fund or Members may be subject to taxation in that country if the operating company is treated as a pass-through entity in that country.
     It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by those countries. In addition, the Master Fund may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities and other instruments. Tax treaties between certain countries and the United States, if applicable, may reduce or eliminate such taxes. In many such circumstances, however, it may not be administratively feasible to claim such benefits, and the Board will have sole discretion as to whether the Master Fund will apply for benefits on behalf of itself or the Members under any tax treaty. It is impossible to predict in advance the rate of foreign tax the Master Fund (or Members) will pay, because the amount of the Master Fund’s assets to be invested in various countries, and the ability of the Master Fund to reduce such taxes, is not known.
     The Members will be informed by the Fund as to their proportionate share of the foreign income and withholding taxes paid by the Master Fund, or by operating companies in which the Master Fund or Portfolio Funds invests that are treated as pass-through entities for U.S. federal income tax purposes, and the Members will generally be required to include those foreign tax amounts in their income for U.S. federal income tax purposes. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of those foreign taxes in computing their federal income taxes. The availability of any such foreign tax credits may be reduced, however, to the extent that the foreign tax liabilities could have been reduced under a tax treaty even though the Master Fund concluded that the claiming of those tax treaty benefits was not administratively feasible.
     It is possible that Members of the Fund might become subject to filing requirements with regard to tax owed in foreign jurisdictions as a result of activities of the Fund, or businesses in which the Fund invests, in those jurisdictions. Members should consult with their tax advisors in this regard.
     THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.
ERISA CONSIDERATIONS
     ERISA and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans) (and their fiduciaries) that, although not subject to ERISA, are subject to certain similar rules of the Code. (Such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”). In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “CERTAIN TAX CONSIDERATIONS.”
     Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund or Master Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.
     Because the Fund and Master Fund will each be registered as an investment company under the Investment Company Act, the assets of the Fund and Master Fund will not be deemed to constitute Plan assets.
     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.
     THE FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.
     BY ITS PURCHASE OF THE INTERESTS BY A PLAN, EACH OF THE PLAN INTEREST HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN INTEREST HOLDER IN THE FUND IS

PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER THE ADVISER NOR ANY OF ITS AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY THE ADVISER OR ANY OF ITS AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN INTEREST HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE INTEREST WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.
ELIGIBLE INVESTORS
     Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes, an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A natural person must generally have (i) a net worth of $1,500,000, or (ii) $1,000,000 and have at least $750,000 of his or her assets under the investment management of the Adviser or its affiliates, and a company must generally have total assets in excess of $5,000,000. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Members who wish to request to purchase additional Interests will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase. An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.
PURCHASING INTERESTS
Purchase Terms
     The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $_____. However, the Fund, in its sole discretion, may accept investments below these minimums.
     Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Interests at any time, including, without limitation, in the event that the Master Fund has suspended or terminated offerings of Master Fund Interests.
     Except as otherwise permitted by the Board, initial and subsequent purchases of Interests will be payable in cash. Each initial or subsequent purchase of Interests will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed investor certification at least five business days before the Acceptance Date The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Interests in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received. In the event that cleared funds and/or a properly completed investor certification are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor certification for processing in the next offering.
     Pending any offering, funds received from prospective investors will be placed in an escrow account with _______, the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Master Fund and allocated pro-rata among Members.
ADDITIONAL INFORMATION
Applicability of Investment Company Act Limitations
     For purposes of the Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund’s leverage limitations, the Fund will “look through” to the Master Fund. The Master Fund Investments, however, are not subject to the Fund’s or the Master Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code.
Futures Transactions
     Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
     Pursuant to regulations and/or published positions of the SEC, the Master Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.
SUMMARY OF THE LLC AGREEMENT
     An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Memorandum. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement. In addition, except as indicated below, the Master Fund LLC Agreement generally contains provisions that are substantially similar to the provisions described herein.
Members; Additional Classes of Interests
     Persons who purchase Interests will be Members of the Fund. The Fund has established an Incentive Allocation Account for the purpose of permitting the Adviser to receive the Incentive Allocation. The Adviser may also invest in the Fund as a Member through separate capital accounts.
     In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Interests offered in this Memorandum. The issuance of such additional classes of interests may require the Fund to obtain exemptive relief from the SEC.
Liability of Members
     Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of an Interest, in accordance with the LLC Agreement in certain circumstances. See “REPURCHASES OF INTERESTS—Periodic Repurchases” and “CAPITAL ACCOUNTS AND ALLOCATIONS—Reserves.”
Limitation of Liability; Indemnification
     The LLC Agreement provides that the members and former members of the Board, officers and former officers of the Fund and the Adviser (as well as certain of their affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board, officers and former officers of the Fund and the Adviser (as well as certain of their affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund and the Adviser, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.
Power of Attorney
     In subscribing for an Interest, a Member will appoint the Adviser as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the subscription documents, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member’s Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Fund for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, the power of attorney given by the transferor will terminate.
Amendment of the LLC Agreement
     The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Interest repurchased by the Fund.
Term, Dissolution, and Liquidation
     The Fund shall be dissolved:

(1)	upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(2)	as required by operation of law.
     Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “CAPITAL ACCOUNTS AND ALLOCATIONS.”
     Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members (including the Adviser) proportionately in accordance with the balances in their respective capital accounts (including the Incentive Allocation Account). Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.
     The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.
REPORTS TO MEMBERS
     Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Master Fund Investments by the Master Fund. However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.
     The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR
     The Fund’s fiscal year is the 12-month period ending on March 31.
ACCOUNTANTS AND LEGAL COUNSEL
     The Board has selected _________ as the independent public accountants of the Fund. _________ also serves as the independent public accountants of the Master Fund. _______ principal business address is located at _________.
     Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Independent Managers (of the Fund and the Master Fund) and the Master Fund.
INQUIRIES
     Inquires concerning the Fund and the Interests (including procedures for purchasing Interests) should be directed to: ___________.

TABLE OF CONTENTS OF SAI

APPENDIX A
PARTNERS GROUP PRIVATE EQUITY, LLC
LIMITED LIABILITY COMPANY AGREEMENT
          THIS LIMITED LIABILITY COMPANY AGREEMENT of Partners Group Private Equity, LLC (the “Fund”) is dated and effective as of                     , 2008 by and among Partners Group (USA), Inc., each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.
WITNESSETH:
          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of                      and filed with the Secretary of State of the State of Delaware on                     ;
          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:
ARTICLE I
DEFINITIONS
          For purposes of this Agreement:
          Section 1.1 “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following: (i) the last day of each calendar quarter; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of an Interest or portion thereof by the Fund, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (v) the day preceding the day on which a substituted Member is admitted to the Fund; or (vi) the effective date on which any amount is credited to or debited from the Capital Account of any Member other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective Investment Percentages. The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.
          Section 1.2 “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.
          Section 1.3 “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

          Section 1.4 “Administrator” means                     , or any person who may hereafter, directly or indirectly, succeed or replace                      as the administrator of the Fund.
          Section 1.5 “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.
          Section 1.6 “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.
          Section 1.7 “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.
          Section 1.8 “Allocation Period” means, as to each Member, the period commencing on the admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending on the first to occur of the following: (i) the last day of each calendar quarter; (ii) the date of a final distribution pursuant to Section 6.2 hereof; (iii) the Valuation Date with respect to any repurchase of the Interest or a portion thereof of such Member, or the day preceding the effective date of any redemption of any Interest or portion thereof of any Member or the complete withdrawal by a Member; (iv) the day preceding the day as of which the Fund admits as a substituted Member a person to whom the Interest or a portion thereof of such Member has been Transferred; or (v) the day as of which the status of Partners Group is terminated pursuant to Section 4.1 hereof.
          Section 1.9 “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.
          Section 1.10 “Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.
          Section 1.11 “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.
          Section 1.12 “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.
          Section 1.13 “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.
          Section 1.14 “Confidential Information” shall have the meaning set forth in Section 8.11.
          Section 1.15 “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

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          Section 1.16 “Early Repurchase Fee” shall have the meaning set forth in Section 4.6.
          Section 1.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
          Section 1.18 “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.
          Section 1.19 “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.
          Section 1.20 “Final Payment” shall have the meaning set forth in Section 4.6.
          Section 1.21 “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.
          Section 1.22 “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
          Section 1.23 “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.
          Section 1.24 “Incentive Allocation” means, with respect to any Member (other than Partners Group) for any Allocation Period, 10% of the Member’s allocable share of the Net Profits of the Fund (taking into account any unrealized appreciation or depreciation of investments, but without giving effect to the Incentive Allocation and any item not charged ratably to all Members) for the Allocation Period, if any, over the then balance of the Member’s Loss Recovery Account, appropriately adjusted for any partial repurchases or partial transfers of such Member’s Interest.

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          Section 1.25 “Incentive Allocation Account” means a Capital Account established and maintained on behalf of Partners Group, solely for the purpose of being allocated the Incentive Allocation, pursuant to Section 5.3(e) hereof, to which amounts are credited under Section 5.7(a) hereof.
          Section 1.26 “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.
          Section 1.27 “Initial Closing Date” means the first date on or as of which a Member other than Partners Group is admitted to the Fund.
          Section 1.28 “Initial Payment” shall have the meaning set forth in Section 4.6.
          Section 1.29 “Interest” means the entire ownership interest in the Fund at any particular time of a Member or Partners Group, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.
          Section 1.30 “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
          Section 1.31 “Investment Management Agreement” means the investment management agreement entered into between the Master Fund and the investment adviser of the Master Fund, as amended or restated from time to time.
          Section 1.32 “Investment Percentage” means a percentage established for each Member (other than Partners Group) on the Fund’s books as of the start of an Accounting Period, determined by dividing the balance of such Member’s Capital Account as of the start of such Accounting Period by the sum of the balances of all Capital Accounts (other than the Incentive Allocation Account) of all Members as of the start of such Accounting Period, as adjusted for any Capital Contributions and any repurchases of Interests as of the start of such Accounting Period.
          Section 1.33 “Investor and Fund Servicing Agent” means Partners Group, or any person who may hereafter directly or indirectly succeed or replace Partners Group as the investor and Fund servicing agent of the Fund.
          Section 1.34 “Investor and Fund Servicing Agreement” means the investor and Fund servicing agreement entered into between the Investor and Fund Servicing Agent and the Fund, as amended or restated from time to time.
          Section 1.35 “Investor and Fund Servicing Fee” means the fee paid to the Investor and Fund Servicing Agent out of the Fund’s assets.
          Section 1.36 “Losses” shall have the meaning set forth in Section 3.7.
          Section 1.37 “Loss Recovery Account” means a memorandum account to be maintained by the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows: (i) the account shall be increased after the close of each Allocation Period by the amount of the Member’s allocable share of the Net Losses of the Fund for such Allocation Period; and (ii) the account shall be decreased (but not below zero) after the close of each Allocation Period by the amount of the Member’s allocable share of the Net Profits

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of the Fund for such Allocation Period. Any positive balance of the Loss Recovery Account shall be reduced as the result of a repurchase or Transfer with respect to the Member’s Interest or portion thereof in the Fund in proportion to the reduction of the Member’s Capital Account attributable to the repurchase or Transfer. A transferee of an Interest shall not succeed to all or any portion of the transferor’s Loss Recovery Account, provided that in the case of a Transfer in which the transferee shall have the same beneficial owner or beneficial owners as the transferor, the transferee shall succeed to the Loss Recovery Account (or portion thereof) attributable to the Interest or portion thereof transferred.
          Section 1.38 “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.
          Section 1.39 “Master Fund” means Partners Group Private Equity (Master Fund), LLC, or any other investment fund in which, upon approval by the Board of Managers and any necessary approval of the Members pursuant to the Investment Company Act, the Fund invests all or substantially all of its assets.
          Section 1.40 “Portfolio Fund Payment Date” shall have the meaning set forth in Section 4.6.
          Section 1.41 “Member” means any person who shall have been admitted to the Fund as a member (including Partners Group) in such person’s capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.
          Section 1.42 “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.
          Section 1.43 “Net Profit” or “Net Loss” means the amount by which the Net Asset Value on the last day of an Accounting Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Asset Value as of the commencement of the same Accounting Period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses), such amount to be adjusted to exclude any changes in the Net Asset Value that are attributable to any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the Members’ respective Investment Percentages.
          Section 1.44 “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Interests.
          Section 1.45 “Organizational Member” means Partners Group.
          Section 1.46 “Partners Group” means Partners Group (USA), Inc.

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          Section 1.47 “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.
          Section 1.48 “Portfolio Fund” means a pooled investment vehicle or registered investment company.
          Section 1.49 “Portfolio Fund Manager” means a portfolio manager of a Portfolio Fund.
          Section 1.50 “Promissory Note” shall have the meaning set forth in Section 4.6.
          Section 1.51 “Repurchase Date” means the day after the Valuation Date.
          Section 1.52 “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.
          Section 1.53 “Securities Transactions” shall have the meaning set forth in Section 2.5.
          Section 1.54 “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.
          Section 1.55 “Valuation Date” means the date on which the value of Interests being repurchased will be determined by the Board of Managers in its sole discretion and which

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date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date.
ARTICLE II
ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS
          Section 2.1 Formation of Limited Liability Company. The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.
          Section 2.2 Name. The name of the Fund shall be “Partners Group Private Equity, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.
          Section 2.3 Principal and Registered Office. The Fund shall have its principal office at 450 Lexington Avenue, 39th Floor, New York, NY 10017, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.
          Section 2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.
          Section 2.5 Business of the Fund.
          (a) The business of the Fund is (i) to invest all or substantially all of its assets in the Master Fund, which, directly or through the purchase of interests in Portfolio Funds, purchases, sells (including short sales), invests and trades in Securities (collectively, “Securities Transactions”), (ii) upon approval by the Board of Managers and subject to any necessary approval of the Members pursuant to the Investment Company Act, to purchase interests in Portfolio Funds directly or engage in Securities Transactions directly, and (iii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and

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powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.
          (b) The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.
          Section 2.6 The Board of Managers.
          (a) Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers. Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.
          (b) Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.
          (c) In the event that no Manager remains, Partners Group shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.
          Section 2.7 Members. The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person may be admitted to the Fund as a Member without having

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signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Interests in the Fund. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Interests at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.
          Section 2.8 Interests in the Incentive Allocation Account. Upon signing this Agreement, Partners Group or an Affiliate of Partners Group shall be entitled to an Interest in the Fund in the Incentive Allocation Account, subject to due approval, in accordance with the requirements of the Investment Company Act, of the Investment Management Agreement by the members and the board of managers of the Master Fund. The Interest of Partners Group in the Incentive Allocation Account shall be non-voting. If at any time the Investment Management Agreement between the Master Fund and the Person then serving as investment adviser to the Master Fund terminates, the Board of Managers shall be entitled to transfer the Interest in the Fund in the Incentive Allocation Account, upon its signing this Agreement, to such Person as may be retained by the Fund or the Master Fund to provide investment advisory services pursuant to an investment management agreement (or one of its Affiliates that such Person designates), subject to the due approval of such investment management agreement in accordance with the requirements of the Investment Company Act.
          Section 2.9 Organizational Member. The initial Capital Contribution to the Fund by the Organizational Member shall be represented by an Interest. Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.
          Section 2.10 Both Managers and Members. A Member may at the same time be a Manager and a Member, or the investment adviser to the Master Fund and a Member, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.
          Section 2.11 Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance. To the fullest extent permitted under applicable law, the Managers and Partners Group shall not be liable for the Fund’s debts, obligations and liabilities.
ARTICLE III
MANAGEMENT
          Section 3.1 Management and Control.
          (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and

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to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act. The Managers may make Capital Contributions and maintain their own Interests in the Fund.
          (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.
          (c) The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c) or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.
          Section 3.2 Actions by the Board of Managers.
          (a) Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.
          (b) The Board of Managers may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the Chairman, the Chief Executive Officer of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

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          (c) The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of Partners Group or its affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.
          Section 3.3 Meetings of Members.
          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
          (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage (expressed as a numeral). The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.
          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

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          Section 3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended.
          Section 3.5 Other Activities.
          (a) None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.
          (b) Any Member or Manager, or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.
          Section 3.6 Duty of Care.
          (a) No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or as otherwise required by applicable law.
          (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.
          Section 3.7 Indemnification.
          (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened,

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while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.
          (b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.
          (c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
          (d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such

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indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
          (e) In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).
          (f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.11.
          (g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.
          (h) To the extent permitted by applicable law, the Investor and Fund Servicing Agent and the Administrator, and any other party serving as the investor servicing agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investor and Fund Servicing Agreement, the Administration Agreement or any agreement between any such party and the Fund.
          Section 3.8 Fees, Expenses and Reimbursement.
          (a) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of Partners Group or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.
          (b) The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person. Expenses to be borne by the Fund include, but are not limited to, the following:
               (i) fees and expenses in connection with the organization of the Fund and the offering and issuance of the Interests;

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               (ii) all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;
               (iii) quotation or valuation expenses;
               (iv) the Investor and Fund Servicing Fee and the Administration Fee;
               (v) brokerage commissions;
               (vi) interest and fees on any borrowings by the Fund;
               (vii) professional fees (including, without limitation, expenses of consultants, experts and specialists);
               (viii) research expenses;
               (ix) fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel;
               (x) accounting, auditing and tax preparation expenses;
               (xi) fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests;
               (xii) taxes and governmental fees (including tax preparation fees);
               (xiii) fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;
               (xiv) all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;
               (xv) bank service fees;
               (xvi) costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;
               (xvii) expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Members, and proxy materials;
               (xviii) expenses of preparing, printing, and filing reports and other documents with government agencies;

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               (xix) expenses of Members’ meetings, including the solicitation of proxies in connection therewith;
               (xx) expenses of corporate data processing and related services;
               (xxi) Member recordkeeping and Member account services, fees, and disbursements;
               (xxii) expenses relating to investor and public relations;
               (xxiii) fees and expenses of the members of the Board of Managers who are not employees of Partners Group or its Affiliates;
               (xxiv) insurance premiums;
               (xxv) Extraordinary Expenses; and
               (xxvi) all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.
          Partners Group and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.
          (c) The Fund may, alone or in conjunction with Partners Group, its Affiliates or any investment vehicles or accounts for which Partners Group or any Affiliate of Partners Group acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.
ARTICLE IV
TERMINATION OF INTEREST IN THE FUND IN THE INCENTIVE ALLOCATION
ACCOUNT, TERMINATION OF STATUS OF MANAGERS;
TRANSFERS AND REPURCHASES
          Section 4.1 Termination of Partners Group’s Interest in the Fund in the Incentive Allocation Account. The Interest of Partners Group (or any Affiliates designated as its successor in such capacity) in the Fund in the Incentive Allocation Account shall terminate if the Investment Management Agreement terminates and the Master Fund or the Fund does not enter into a new investment management agreement with Partners Group or one of its Affiliates, effective as of the date of such termination. Upon the termination of the Interest of Partners Group (or any Affiliate of Partners Group designated as its successor in such capacity) in the Fund in the Incentive Allocation Account, Partners Group (or any applicable Affiliate) shall be entitled to withdraw the balance in its Incentive Allocation Account in accordance with Section 5.7(c).
          Section 4.2 Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily

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withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.
          Section 4.3 Removal of the Managers. Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.
          Section 4.4 Transfer of Interests of Members.
          (a) A Member’s Interest or portion thereof may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.
          (b) The Fund may not consent to a Transfer of an Interest or portion thereof unless: (i) the person to whom such Interest is transferred (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee. The Fund may also require the Member requesting the Transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.
          (c) Any permitted transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to the Interest or portion thereof so acquired, to tender the Interest or portion thereof for repurchase by the Fund and to Transfer such Interest or portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.
          (d) If a Member Transfers an Interest or portion thereof with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member,

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provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement. Each transferring Member and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member’s entire Interest, such Member shall cease to be a member of the Fund.
          (e) Each transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member (including Partners Group), and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4, and (ii) any misrepresentation by such Member in connection with any such Transfer.
          Section 4.5 Transfer of Interests in the Incentive Allocation Account. Partners Group (or any Person designated directly or indirectly as a successor in such capacity) may not Transfer its Interest in the Fund in the Incentive Allocation Account, except to an Affiliate thereof.
          Section 4.6 Repurchase of Interests.
          (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase its Interest or any portion thereof. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Interests from Members, including Partners Group or its Affiliates, pursuant to written tenders by Members. The Board of Managers, in its sole discretion, will determine the aggregate value of Interests to be repurchased, which may be a percentage of the value of the Fund’s outstanding interests. In determining whether the Fund should offer to repurchase Interests from Members pursuant to written requests and the amount of Interests to be repurchased, the Board of Managers may consider the following factors, among others:
               (i) whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;
               (ii) whether any Members have requested to tender Interests or portions of Interests to the Fund;
               (iii) the working capital and liquidity requirements of the Fund;
               (iv) the relative economies of scale of the repurchase requests with respect to the size of the Fund;

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               (v) the past practice of the Fund in repurchasing Interests;
               (vi) the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; and
               (vii) the anticipated tax consequences of any proposed repurchases of Interests.
          The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms that the Board of Managers determines to be fair to the Fund and to all Members.
          (b) Partners Group and each of its Affiliates may tender their Interest or a portion thereof as a Member or Organizational Member, as applicable, under Section 4.6(a) hereof, without notice to the other Members.
          (c) If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Interests, the Board of Managers will provide written notice to Members. Such notice will include: (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.
          (d) The amount due to any Member whose Interest or portion thereof is repurchased shall, subject to the terms of this Agreement (including, without limitation, Section 4.6(1)), be an amount equal to the value of the Member’s Capital Account (or portion thereof being repurchased) based on the Net Asset Value of the Fund as of the Valuation Date, after reduction for all fees, including any Investor and Fund Servicing Fee, Administration Fee or Early Repurchase Fee, the Incentive Allocation, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest or portion thereof being repurchased. Payment by the Fund to each Member, upon repurchase of such Member’s Interests shall be made in the form of a promissory note (a “Promissory Note”). Such payment shall be made as promptly as practicable following the Expiration Date. Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof. The determination of the value of Interests as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred. A Member who tenders some but not all of his Interest for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Fund’s Form N-2. The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement. The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member’s minimum Capital Account balance.
          (e) Each Promissory Note issued pursuant to clause (d) of this Section 4.6, which will be non-interest bearing and non-transferable, shall provide, among other terms determined by the Fund, in its sole discretion, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) shall be in an amount equal to at least

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95% of the estimated value of the repurchased Interest or portion thereof, determined as of the Valuation Date. The Initial Payment shall be made on or before the tenth business day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, in order to fund the repurchase of Interests, the Initial Payment may be postponed until a reasonable time after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Master Fund Payment Date”). The second and final payment in respect of a Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.
          (f) Notwithstanding anything in this Section 4.6 to the contrary, in the event that a Member has requested the repurchase of a portion of its Interest which would result in such Member continuing to hold at least 5% of the value of its Interest as of March 31 of the Fiscal Year ending immediately prior to the Fiscal Year in which such request was made, the Final Payment in respect of such repurchase shall be made approximately 60 days after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, such payment may be postponed until a reasonable time after the applicable Master Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest or portion thereof, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member’s Capital Account balance by the amount of any overpayment, or increase such Member’s Capital Account balance by the amount of any underpayment, as applicable.
          (g) Notwithstanding anything in this Section 4.6 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.6 if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.
          (h) Each Member whose Interest or portion thereof has been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest or portion thereof until the Repurchase Date. Moreover, the Capital Account maintained in respect of a Member whose Interest or portion thereof has been accepted for repurchase will be adjusted for the Net Profits or Net Losses of the Fund through the Valuation Date, and such Member’s Capital Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.
          (i) Upon its acceptance of tendered Interests or portions thereof for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash,

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liquid securities or the portion of the Fund’s interest in the Master Fund that the Fund has requested to be repurchased (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests or portions thereof.
          (j) Notwithstanding anything in this Section 4.6 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.
          (k) A 2% early repurchase fee (an “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of an Interest or portion thereof from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Interest or portion thereof, provided that the Early Repurchase Fee may be waived where the Board of Managers determines that doing so is in the best interests of the Fund.
          (l) Partial Interests of a Member tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (i.e., the portion of the Interest repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent Net Profits and Net Losses)).
          Section 4.7 Mandatory Redemption. The Fund may effect a mandatory redemption of an Interest of a Member or portion thereof, or any person acquiring an Interest from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:
          (a) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law as described in Section 4.4(a)(i) hereof;
          (b) ownership of the Interest by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Master Fund’s investment adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;
          (c) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Master Fund’s investment adviser or may subject the Fund, the Master Fund, or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences;
          (d) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of an Interest; or

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          (e) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest.
ARTICLE V
CAPITAL
          Section 5.1 Contributions to Capital.
          (a) The minimum initial contribution of each Member (other than Partners Group) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members. Partners Group and its Affiliates may make voluntary contributions to the capital of the Fund as Members.
          (b) Members may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional contribution of each Member (other than Partners Group and its Affiliates) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided in this Agreement.
          (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the contribution.
          Section 5.2 Rights of Members to Capital. No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.
          Section 5.3 Capital Accounts.
          (a) The Fund shall maintain a separate Capital Account on its books for each Member.

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          (b) Each Member’s Capital Account shall have an opening balance equal to the Member’s initial contribution to the capital of the Fund.
          (c) Each Member’s Capital Account shall be (i) increased by the amount of any additional Capital Contributions by such Member, (ii) decreased for any payments upon repurchase or in redemption of such Member’s Interest or any distributions in respect of such Member, and (iii) increased or decreased by such Member’s allocable share of the Net Profits or Net Losses of the Fund for each Accounting Period.
          (d) Each Member’s Capital Account shall be adjusted for any Incentive Allocation debited against the Member’s Capital Account pursuant to Section 5.7(a) hereof.
          (e) The Fund shall maintain an Incentive Allocation Account for Partners Group maintained solely for the purpose of being allocated the Incentive Allocation, to which amounts shall be credited pursuant to Section 5.7 hereof. The Incentive Allocation Account shall have initial balance of zero.
          Section 5.4 Allocation of Net Profit and Loss. Net Profits or Net Losses for each Accounting Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages as of the start of such Accounting Period.
          Section 5.5 Allocation of Certain Withholding Taxes and Other Expenditures.
          (a) Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Interest shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.
          (b) Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the Capital Accounts of the applicable Members as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

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          Section 5.6 Reserves.
          (a) Appropriate reserves may be created, accrued and charged against the Net Asset Value and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.
          (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Accounting Period or Periods.
          (c) To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

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          Section 5.7 Incentive Allocation.
          (a) So long as Partners Group or an Affiliate thereof serves as the investment adviser of the Master Fund pursuant to the Investment Management Agreement, Partners Group, or a designated affiliate, will be entitled to receive the Incentive Allocation that shall be charged to the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member.
          (b) The Allocation Period with respect to a Member whose Interest in the Fund is repurchased or is transferred in part shall be treated as ending only with respect to the portion of the Interest so repurchased or transferred, and only the Net Profits of the Fund, if any, and the balance of the Loss Recovery Account attributable to the portion of the Interest being repurchased or transferred (based on the Member’s Capital Account amount being so repurchased or transferred) will be taken into account in determining the Incentive Allocation for the Allocation Period then ending, and the Member’s Loss Recovery Account shall not be adjusted for such Member’s allocable share of the Net Losses of the Fund, if any, for the Allocation Period then ending that are attributable to the portion of the Interest so repurchased or transferred.
          (c) After the close of an Allocation Period with respect to a Member, and subject to certain limitations, Partners may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Incentive Allocation Account and debited from such Member’s Capital Account with respect to such Allocation Period. The Fund will distribute any balance, subject to audit adjustments, as promptly as practicable after the completion of the audit of the Fund’s books. As promptly as practicable after the completion of the audit of the books of the Fund for the year in which allocations to the Incentive Allocation Account are made, the Fund shall allocate to the Incentive Allocation Account any additional amount of Incentive Allocation determined to be owed to Partners Group based on such audit, and Partners Group shall remit to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.
          Section 5.8 Tax Allocations. For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior taxable years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.
          If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof or Partners Group withdraws any amount from its Incentive Allocation Account, and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year,

25

through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member’s Interest as a result of any transfers or assignment of its Interest prior to the withdrawal (other than the original issue of the Interest), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Interests in full during or as of the end of such taxable year
          Section 5.9 Distributions.
          (a) The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Investment Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member’s Investment Percentage.
          (b) Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including Partners Group and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Interest in the Fund if such distribution would violate the Delaware Act or other applicable law.
ARTICLE VI
DISSOLUTION AND LIQUIDATION
          Section 6.1 Dissolution.
          (a) The Fund shall be dissolved upon the occurrence of any of the following events:
               (i) upon the affirmative vote to dissolve the Fund by either (i) a majority of the Managers, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or
               (ii) as required by operation of law.
          Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.
          Section 6.2 Liquidation of Assets.
          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or Partners Group, acting as liquidator under appointment by the Board of

26

Managers (or, if the Board of Managers does not appoint one or more Managers or Partners Group to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:
               (i) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;
               (ii) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and
               (iii) the Members (including Partners Group) shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts (including the Incentive Allocation Account) after giving effect to all allocations to be made to such Members’ Capital Accounts for the Accounting Period ending on the date of the distributions under this Section 6.2(a)(iii).
          (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.
          (c) If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.
ARTICLE VII
ACCOUNTING, TAX MATTERS AND VALUATIONS
          Section 7.1 Accounting and Reports.
          (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

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          (b) As soon as reasonably practicable after receipt of the necessary information from the Portfolio Funds, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Interest as is necessary for Members to complete federal, state and local income tax or information returns.
          (c) Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.
          (d) Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund. No act of the Fund, Partners Group, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).
          Section 7.2 Determinations By the Board of Managers.
          (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.
          (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the allocation of Net Profit or Net Loss with respect to any Member, or any components (including any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.
          Section 7.3 Tax Matters.
          (a) The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.
          (b) The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and

28

statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s federal, state, local or foreign tax returns.
          (c) If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.
          (d) The Board of Managers intends to treat any Member whose Interest is repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.6 hereof, in respect of the repurchased Interest.
          (e) The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes. Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.
          (f) Partners Group shall be designated on the Fund’s annual federal information tax return, and have full powers and responsibilities, as the “tax matters partner” of the Fund for purposes of Section 6231(a)(7) of the Code. In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.
          Section 7.4 Valuation of Assets.
          (a) Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

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          (b) The Net Asset Value of the Fund, including the valuation of the investments in Portfolio Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Members and all parties claiming through or under them.
          (c) The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:
               (i) The amount payable to a Member or former Member whose Interest or portion thereof is repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Interest.
               (ii) The amount to be received by the Fund on account of any Capital Contributions pursuant to Article II shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contributions.
               (iii) Distributions made pursuant to Section 5.9, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.
               (iv) The Incentive Allocation, if any, credited to the Incentive Allocation Account pursuant to Section 5.7 shall be treated as a liability, until distributed, from the beginning of the Accounting Period following the Accounting Period in which the Incentive Allocation was credited to such Capital Account.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
          Section 8.1 Amendment of Limited Liability Company Agreement.
          (a) Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.
          (b) Any amendment to this Agreement that would:
               (i) increase the obligation of a Member to make any Capital Contribution;
               (ii) reduce the Capital Account of a Member or the Incentive Allocation Account other than in accordance with Article V hereof; or
               (iii) modify the events causing the dissolution of the Fund,

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may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his or her entire Interest for repurchase by the Fund.
          (c) Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:
               (i) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;
               (ii) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and
               (iii) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.
          (d) The Board of Managers shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.
          Section 8.2 Special Power of Attorney.
          (a) Each Member hereby irrevocably makes, constitutes and appoints Partners Group and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:
               (i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);
               (ii) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and
               (iii) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall

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determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.
          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.
          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of Partners Group and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:
               (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and
               (ii) shall survive the delivery of a Transfer by a Member of all or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, this power-of-attorney given by the transferor shall terminate.
          Section 8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, the Board of Managers, or Partners Group, in writing and delivered in person, by registered mail, or courier, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices to a Member shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. Notices to the Fund, the Board of Managers, or Partners Group shall be effective on the close of business on the day upon which it is actually received. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

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          Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.
          Section 8.5 Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.
          Section 8.6 Choice of Law; Arbitration.
          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.
          (b) Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:
               (i) arbitration is final and binding on the parties;
               (ii) the parties are waiving their rights to seek remedies in court, including the right to jury trial;
               (iii) pre-arbitration discovery is generally more limited than and different from court proceedings;
               (iv) the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and
               (v) a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
          (c) All controversies referred in Section 8.6 hereof shall be determined by arbitration before, and only before, an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any other national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be

33

governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.
          (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.
          Section 8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, Partners Group and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.
          Section 8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.
          Section 8.9 Merger and Consolidation.
          (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.
          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.
          Section 8.10 Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

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          Section 8.11 Confidentiality.
          (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).
          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.
          (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.
          (d) Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.
          (e) Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of an Interest (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Interests (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

35

          Section 8.12 Certification of Non-Foreign Status. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.
          Section 8.13 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).
          Section 8.14 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.
          Section 8.15 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.
          Section 8.16 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.
          Section 8.17 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 34 AND 35 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES 36 AND 376.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTNERS GROUP (USA), INC.,
By:
Name:
Title:

ADDITIONAL MEMBERS:
Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:
          The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.

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STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION
Partners Group Private Equity, LLC
Dated                     , 2008
450 Lexington Avenue
39th Floor
New York, NY 10017
Limited Liability Company Interests
[toll-free number]
     This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Partners Group Private Equity, LLC (the “Fund”) dated                     , 2008, as it may be further amended or supplemented from time to time. A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.
     The information in this SAI is not complete and may be changed. This SAI is not an offer to sell the limited liability company interests (“Interests”) and is not soliciting an offer to buy the Interests in any state where the offer or sale is not permitted.
     Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

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1

INVESTMENT POLICIES AND PRACTICES
     The investment objective of the Fund and Partners Group Private Equity (Master Fund), LLC (the “Master Fund”), in which the Fund will invest all or substantially all of its assets, as well as the principal investment strategies of the Master Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund and the Master Fund is set forth below.
FUNDAMENTAL POLICIES
     The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “Interests”), are listed below. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the limited liability company interests of the Fund (the “Interests”) present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present in person or represented by proxy; or (ii) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Master Fund has adopted substantially similar fundamental policies to those of the Fund, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Master Fund, which are its limited liability company interests (the “Master Fund Interests”). No other policy is a fundamental policy of the Fund or the Master Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund and the Master Fund, the management of the Fund and the Master Fund has reserved freedom of action. The Fund may not:
(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase

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agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) except as permitted by the Investment Company Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund or the Master Fund in Portfolio Funds or the Fund’s investment in the Master Fund (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund that it knows concentrates its assets in a single industry.
     With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s and the Master Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds.
     The investment objective of the Fund is not fundamental and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Interests. Similarly, the investment

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objective of the Master Fund is not fundamental and may be changed by the Board of Managers of the Master Fund (the “Master Fund Board”) without the vote of a majority of the Master Fund’s outstanding Master Fund Interests.
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND
AND THE PORTFOLIO FUNDS AND RELATED RISKS
     As discussed in the Memorandum, the Fund intends to pursue its investment objective by investing all or substantially all of its assets in the Master Fund, which in turn intends to invest its assets in (i) Portfolio Funds; (ii) direct investments in the equity and/or debt of operating companies alongside professional lead investors; and (iii) Listed Private Equity. This section provides additional information about various types of investments and investment techniques that may be employed by Portfolio Funds in which the Master Fund invests, or by the Master Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Portfolio Funds, or of the Master Fund; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Master Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Master Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.
Equity Securities
     The Master Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Master Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund and the Master Fund, there is expected to be no liquid market for a majority of such investments.
     Common Stock
     Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
     Preferred Stock
     Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a

4

defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.
     Convertible Securities
     Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Portfolio Funds’ and/or the Master Fund’s investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.
     The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Master Fund and the Fund.

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Derivative Instruments
     Although not a principal investment strategy, the Master Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Master Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “INVESTMENT RELATED RISKS—Derivative Instruments” in the Memorandum.
     Options and Futures
     A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.
     A Portfolio Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.
     A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.
     A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of

6

shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.
     A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.
     A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections which apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.
     In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic

7

trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Master Fund and the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Master Fund and the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.
     Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
     The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.
     A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

8

     Call and Put Options on Securities Indexes
     A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.
     Yield Curve Options
     A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
     Rights and Warrants
     A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities which a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.
     Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Master Fund and the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a

9

speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.
Swaps
     A Portfolio Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).
     Interest Rate, Mortgage and Credit Swaps
     A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.
     Equity Index Swaps
     A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of

10

the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.
     Currency Swaps
     A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.
     Total Return Swaps
     A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.
     Swaptions
     A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.
     Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.
Distressed Securities
     A Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial

11

capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.
BOARDS OF MANAGERS AND OFFICERS
     The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”). The business operations of the Master Fund are managed and supervised under the direction of the Master Fund Board, subject to the laws of the State of Delaware and the Master Fund’s limited liability company agreement (“Master Fund LLC Agreement”). The Board and the Master Fund Board each has overall responsibility for the management and supervision of the business affairs of the applicable fund on behalf of its members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board and the Master Fund Board each exercise the same powers, authority and responsibilities on behalf of the applicable fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund and the Master Fund conduct and supervise the daily business operations of the applicable fund.
     The members of the Board and the Master Fund Board (each, a “Manager”) are not required to contribute to the capital of the Fund or the Master Fund or to hold interests therein. A majority of the members of each of the Board and the Master Fund Board are not “interested persons” (as defined in the Investment Company Act) of either the Fund or the Master Fund (collectively, the “Independent Managers”).
     The identity of the members of the Board and the Master Fund Board and officers of the Fund and the Master Fund, and their brief biographical information, including their addresses, their ages and descriptions of their principal occupations during the past five years is set forth below.
     The Managers serve on the Board or the Master Fund Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or

12

resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the applicable fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the applicable fund not subject to the removal vote or (ii) the vote of members of the applicable fund holding not less than two-thirds of the total number of votes eligible to be cast by all members of the applicable fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the applicable fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of such fund then serving have been elected by the members of such fund. Each of the Board and the Master Fund Board may call a meeting of the applicable fund’s members to fill any vacancy in the position of a Manager of such fund, and must do so if the Managers who were elected by the members of such fund cease to constitute a majority of the Managers then serving on the Board of Managers of such fund.
[MANAGER AND OFFICER TABLES TO BE ADDED BY AMENDMENT]
Committees of the Boards of Managers
     Audit Committee
     The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Managers. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year. The Master Fund Board has established an Audit Committee that provides similar functions and currently has the same membership as the Fund’s Audit Committee.
     Valuation Committee
     The Board and the Master Fund Board have formed a joint Valuation Committee which will initially be comprised of                     , a member of the Board and the Master Fund Board and one or more representatives of the Adviser. The Valuation Committee’s function is to review the valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser relating to the Fund and the Master Fund, subject to the supervision of the applicable Board of Managers. The Valuation Committee has been authorized to act in accordance with the Valuation Procedures of the Fund and the Master Fund as approved by the Board and the Master Fund Board, respectively. Changes in its membership are subject to notification of the Board and the Master Fund Board. The Board reviews matters with respect to the Fund, and the Master Fund Board reviews matters with respect to the Master Fund, arising from the Valuation Committee’s considerations. As the Fund and the Master Fund are recently organized, the Valuation Committee has not held any meetings during the last year.

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Manager Ownership of Securities
     The Fund has not yet commenced operations. Therefore, none of the Managers owns Interests in the Fund.
Independent Manager Ownership of Securities
     As of                     , none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.
Manager Compensation
     [To be added by amendment]
CODES OF ETHICS
     The Fund, the Master Fund and the Adviser each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Master Fund, and the Adviser, engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund or the Master Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund or the Master Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.
     The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
INVESTMENT MANAGEMENT AND OTHER SERVICES
The Adviser
     Partners Group (USA), Inc. (the “Adviser”), a Delaware corporation, serves as the investment adviser to the Master Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Master Fund Board, and in accordance with the investment objective, policies, and restrictions of the Master Fund, the Adviser is responsible for the management and operation of the Master Fund and the investment of the Master Fund’s assets. The Adviser provides such services to the Master Fund pursuant to the Investment Management Agreement.

14

     The Investment Management Agreement will become effective as of [                    ], 2008, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of outstanding voting securities of the Master Fund or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.
     Through its investment in the Master Fund, the Fund will bear a proportionate share of the Investment Management Fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser a monthly Investment Management Fee equal to 1.25% on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. The Investment Management Fee will be paid to the Adviser out of the Master Fund’s assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund. Net asset value means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Investment Management Fee will be computed based on the net asset value of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month.
     In addition, at the end of each calendar quarter of the Fund (or certain other applicable periods described under “CAPITAL ACCOUNTS AND ALLOCATIONS—Incentive Allocation” in the Memorandum), the Adviser will be entitled to receive an Incentive Allocation of 10% of the excess of each Member’s allocable share of the net profits of the Fund, if any, for the period over the then balance of the Member’s Loss Recovery Account. The Incentive Allocation will be debited from the Member’s capital account and credited to the Incentive Allocation Account.

15

The Portfolio Management Team
The personnel of the Adviser who will initially have primary responsibility for the day-to-day management of the Master Fund’s portfolio (the “Portfolio Management Team”) are Andreas Baumann, Scott Essex, Jennifer Haas, Scott Higbee and Adam Howarth.
     Other Accounts Managed by the Portfolio Management Team (1)

Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Performance-Based Fee:

Zero accounts	Two accounts with a value of approximately $475 million

(1)	As of June 2008.
     Conflicts of Interest
     Members of the Portfolio Management Team are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.
     The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
     Compensation of the Portfolio Management Team
     The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own approximately 70% of the firm.
     The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the

16

Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.
     This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.
Portfolio Management Team’s Ownership of Securities in the Master Fund

Name of Portfolio Management Team Member:	Dollar Range of Securities Beneficially Owned by Portfolio Management Team member (1):

Not Applicable	None

(1)	As of June 2008.
BROKERAGE
     It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Master Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund and the Master Fund anticipate that some of their portfolio transactions (including investments in Portfolio Funds by the Master Fund) may be subject to expenses. The Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.
INDEPENDENT AUDITORS AND LEGAL COUNSEL
                         , whose principal business address is                     , has been selected as independent public auditors for the Fund and the Master Fund and in such capacity will audit the Fund’s and the Master Fund’s annual financial statements and financial highlights.

17

     Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund, the Master Fund and the Independent Managers.
CUSTODIAN AND ADMINISTRATOR
                          (the “Custodian”), serves as the primary custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund, the Master Fund and Underling Funds are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is                     .
     Each of the Fund and the Master Fund has retained                      (the “Administrator”), whose principal business address is                     , to provide administrative services, and to assist with operational needs. The Administrator will provide such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an “Administration Agreement,” and together, the “Administration Agreements”). In consideration for these services, the Fund will pay the Administrator a monthly administration fee equal to           % (          % on an annualized basis) of the Fund’s net asset value (prior to reduction for any Incentive Allocation) as of each month-end (the “Fund Administration Fee”). In addition, the Master Fund will pay the Administrator a monthly administration fee equal to           % (          % on an annualized basis) of the Master Fund’s net asset value (prior to reduction for any Investment Management Fee) as of each month-end (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”). The Fund will bear a proportionate share of the Master Fund Administration Fee as a result of the Fund’s Investment in the Master Fund. Each of the Administration Fees will be paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and will therefore decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account. The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates.
PROXY VOTING POLICIES AND PROCEDURES
     [Description of policies and procedures to be added by amendment.]
     The Fund and the Master Fund will be required to file Forms N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s and the Master Fund’s Forms N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC’s website at www.sec.gov.

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PART C:
OTHER INFORMATION
Partners Group Private Equity, LLC (the “Registrant”)
Item 25. Financial Statements and Exhibits
(1)	Financial Statements:

Not applicable.

(2)	Exhibits
(a)(1)	See Appendix A.

(a)(2)	Certificate of Limited Liability Company is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

(i)	Not applicable.

(j)	To be filed by amendment.

(k)	To be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	To be filed by amendment.

(o)	Not applicable.

(p)	To be filed by amendment.

(q)	Not applicable.

(r)	To be filed by amendment.
Item 26. Marketing Arrangements
     Not applicable.
Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered
     Not applicable.
Item 28. Persons Controlled by or Under Common Control With Registrant
     The Board of Managers of the Fund and Partners Group Private Equity (Master Fund), LLC (the “Master Fund”) is identical to the board of managers of certain other pooled investment vehicles (“Other Funds”) that invest in the Master Fund. In addition, the officers of the Other Funds are substantially identical. Nonetheless, the Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.
Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders*
Limited Liability Company Interests

*	As of May 31, 2008.
Item 30. Indemnification
Indemnification.
     Section 3.7 of the LLC Agreement states:
     (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.
     (b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.
     (c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
     (d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

     (e) In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).
     (f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.11.
     (g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.
     (h) To the extent permitted by applicable law, the Investor and Fund Servicing Agent and the Administrator, and any other party serving as the adviser, investor servicing agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investor and Fund Servicing Agreement, the Administration Agreement or any agreement between any such party and the Fund.
Item 31. Business and Other Connections of Investment Adviser
     Information as to the directors and officers of the Master Fund’s Adviser, Partners Group USA, Inc. (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-68463), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
     All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator, and (3) the Registrant’s counsel. The address of each is as follows:
1.	Partners Group Private Equity, LLC 450 Lexington Avenue, 39th Floor New York, NY 10017

2.	UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233

3.	Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 20th day of June, 2008.

Partners Group Private Equity, LLC
By:	/s/ Scott Higbee
	Name:	Scott Higbee
	Title:	President

By:	/s/ Brooks Lindberg
	Name:	Brooks Lindberg
	Title:	CFO

Exhibit Index
(a)     (2)     Certificate of Limited Liability Company